                                                               EXHIBIT 10.10

                                      LEASE




                                 BY AND BETWEEN

                            MATHILDA ASSOCIATES LLC,
                     A CALIFORNIA LIMITED LIABILITY COMPANY

                                   AS LANDLORD

                                       AND

                             JUNIPER NETWORKS, INC.
                             A DELAWARE CORPORATION

                                    AS TENANT


                                  JUNE 18, 1999

                                TABLE OF CONTENTS



                                                                                                                PAGE
ARTICLE 1             REFERENCE...................................................................................1

         1.1      References......................................................................................1

ARTICLE 2             LEASED PREMISES, TERM AND POSSESSION........................................................3

         2.1      Demise Of Leased Premises.......................................................................3

         2.2      Right To Use Outside Areas......................................................................3

         2.3      Lease Commencement Date And Lease Term..........................................................3

         2.4      Delivery Of Possession..........................................................................3

         2.5      Performance Of Tenant Improvements; Acceptance Of Possession....................................3

         2.6      Surrender Of Possession.........................................................................3

ARTICLE 3             RENT, LATE CHARGES AND SECURITY DEPOSITS....................................................4

         3.1      Base Monthly Rent...............................................................................4

         3.2      Additional Rent.................................................................................4

         3.3      Year-End Adjustments............................................................................5

         3.4      Late Charge, And Interest On Rent In Default....................................................5

         3.5      Payment Of Rent.................................................................................5

         3.6      Prepaid Rent....................................................................................5

         3.7      Security Deposit................................................................................5

ARTICLE 4             USE OF LEASED PREMISES AND OUTSIDE AREA.....................................................6

         4.1      Permitted Use...................................................................................6

         4.2      General Limitations On Use......................................................................6

         4.3      Noise And Emissions.............................................................................6

         4.4      Trash Disposal..................................................................................7

         4.5      Parking.........................................................................................7

         4.6      Signs...........................................................................................7

         4.7      Compliance With Laws And Private Restrictions...................................................7

         4.8      Compliance With Insurance Requirements..........................................................7

         4.9      Landlord's Right To Enter.......................................................................7

         4.10     Use Of Outside Areas............................................................................8

         4.11     Environmental Protection........................................................................8

         4.12     Rules And Regulations...........................................................................9

ARTICLE 5             REPAIRS, MAINTENANCE, SERVICES AND UTILITIES................................................9

         5.1      Repair And Maintenance..........................................................................9

                  (a)      Tenant's Obligations...................................................................9

                  (b)      Landlord's Obligation.................................................................10

         5.2      Utilities......................................................................................10

         5.3      Security.......................................................................................10

         5.4      Energy And Resource Consumption................................................................10

         5.5      Limitation Of Landlord's Liability.............................................................10

ARTICLE 6             ALTERATIONS AND IMPROVEMENTS...............................................................10

         6.1      By Tenant......................................................................................10



                                       i.

                                TABLE OF CONTENTS
                                   (CONTINUED)



                                                                                                                PAGE
         6.2      Ownership Of Improvements......................................................................11

         6.3      Alterations Required By Law....................................................................11

         6.4      Liens..........................................................................................11

ARTICLE 7             ASSIGNMENT AND SUBLETTING BY TENANT........................................................12

         7.1      By Tenant......................................................................................12

         7.2      Merger, Reorganization, or Sale of Assets......................................................12

         7.3      Landlord's Election............................................................................12

         7.4      Conditions To Landlord's Consent...............................................................13

         7.5      Assignment Consideration And Excess Rentals Defined............................................13

         7.6      Payments.......................................................................................14

         7.7      Good Faith.....................................................................................14

         7.8      Effect Of Landlord's Consent...................................................................14

ARTICLE 8             LIMITATION ON LANDLORD'S LIABILITY AND INDEMNITY...........................................14

         8.1      Limitation On Landlord's Liability And Release.................................................14

         8.2      Tenant's Indemnification Of Landlord...........................................................14

ARTICLE 9             INSURANCE..................................................................................15

         9.1      Tenant's Insurance.............................................................................15

         9.2      Landlord's Insurance...........................................................................15

         9.3      Mutual Waiver Of Subrogation...................................................................16

ARTICLE 10            DAMAGE TO LEASED PREMISES..................................................................16

         10.1     Landlord's Duty To Restore.....................................................................16

         10.2     Insurance Proceeds.............................................................................16

         10.3     Landlord's Right To Terminate..................................................................16

         10.4     Tenant's Right To Terminate....................................................................17

         10.5     Tenant's Waiver................................................................................17

         10.6     Abatement Of Rent..............................................................................17

ARTICLE 11            CONDEMNATION...............................................................................17

         11.1     Tenant's Right To Terminate....................................................................17

         11.2     Landlord's Right To Terminate..................................................................17

         11.3     Restoration....................................................................................17

         11.4     Temporary Taking...............................................................................17

         11.5     Division Of Condemnation Award.................................................................17

         11.6     Abatement Of Rent..............................................................................18

         11.7     Taking Defined.................................................................................18

ARTICLE 12            DEFAULT AND REMEDIES.......................................................................18

         12.1     Events Of Tenant's Default.....................................................................18

         12.2     Landlord's Remedies............................................................................18

         12.3     Landlord's Default And Tenant's Remedies.......................................................19

         12.4     Limitation Of Tenant's Recourse................................................................19

         12.5     Tenant's Waiver................................................................................20


                                      ii.

                                TABLE OF CONTENTS
                                   (CONTINUED)



                                                                                                                PAGE
ARTICLE 13            GENERAL PROVISIONS.........................................................................20

         13.1     Taxes On Tenant's Property.....................................................................20

         13.2     Holding Over...................................................................................20

         13.3     Subordination To Mortgages.....................................................................20

         13.4     Tenant's Attornment Upon Foreclosure...........................................................21

         13.5     Mortgagee Protection...........................................................................21

         13.6     Estoppel Certificate...........................................................................21

         13.7     Tenant's Financial Information.................................................................21

         13.8     Transfer By Landlord...........................................................................21

         13.9     Force Majeure..................................................................................21

         13.10    Notices........................................................................................21

         13.11    Attorneys' Fees................................................................................22

         13.12    Definitions....................................................................................22

                  (a)      Real Property Taxes...................................................................22

                  (b)      Landlord's Insurance Costs............................................................23

                  (c)      Property Maintenance Costs............................................................23

                  (d)      Property Operating Expenses...........................................................23

                  (e)      Law...................................................................................23

                  (f)      Lender................................................................................23

                  (g)      Private Restrictions..................................................................23

                  (h)      Rent..................................................................................23

         13.13    General Waivers................................................................................23

         13.14    Miscellaneous..................................................................................23

         13.15    Cooperation....................................................................................24

ARTICLE 14            CORPORATE AUTHORITY BROKERS AND ENTIRE AGREEMENT...........................................24

         14.1     Corporate Authority............................................................................24

         14.2     Brokerage Commissions..........................................................................24

         14.3     Entire Agreement...............................................................................24

         14.4     Landlord's Representations.....................................................................24

ARTICLE 15            OPTIONS TO EXTEND..........................................................................25

ARTICLE 16            FIRST EXPANSION OPTION.....................................................................26

ARTICLE 17            SECOND EXPANSION OPTION....................................................................27

ARTICLE 18            TELEPHONE SERVICE..........................................................................27



                                      iii.

                                      LEASE


         THIS LEASE, dated June 18, 1999 for reference purposes only, is made by and between MATHILDA ASSOCIATES LLC, a California limited liability company ("Landlord") and JUNIPER NETWORKS, INC., a Delaware corporation ("Tenant"), to be effective and binding upon the parties as of the date the last of the designated signatories to this Lease shall have executed this Lease (the "Effective Date of this Lease").


                                    ARTICLE 1

                                    REFERENCE

1.1 REFERENCES. All references in this Lease (subject to any further clarifications contained in this Lease) to the following terms shall have the following meaning or refer to the respective address, person, date, time period, amount, percentage, calendar year or fiscal year as below set forth:



         Tenant's Address for Notice:                Prior to the Lease Commencement Date:

                                                     Juniper Networks, Inc.
                                                     385 Ravendale Drive
                                                     Mountain View, California  94043

                                                     After the Lease Commencement Date:

                                                     At the Leased Premises.

         Tenant's Representative:                    General Counsel

         Landlord's Address for Notices:             c/o Menlo Equities LLC
                                                     525 University Avenue
                                                     Suite 100
                                                     Palo Alto, California 94301

         Landlord's Representative:                  Henry Bullock/Richard Holmstrom
         Phone Number:                               (650) 326-9300

         Intended Delivery Date:                     May 1, 2000

         Intended Commencement Date:                 June 1, 2000

         Lease Term:                                 Twelve (12) years

         Lease                                       Expiration Date: Twelve (12) Years
                                                     from the Lease Commencement Date,
                                                     unless earlier terminated in
                                                     accordance with the terms of this
                                                     Lease, or extended by Tenant pursuant
                                                     to Article 15.

         Options to Renew:                           Two (2) option(s) to renew, each for a
                                                     term of five (5) years.

         First Month's Prepaid Rent:                 $360,787.50 (applied to the first
                                                     month in which Base Monthly Rent is
                                                     due)

         Tenant's Security Deposit:                  $4,329,450.00 (subject to adjustment
                                                     pursuant to Section 3.7)

         Late Charge Amount:                         Five Percent (5%) of the Delinquent
                                                     Amount

         Tenant's Required Liability
         Coverage:                                   $3,000,000 Combined Single Limit

         Tenant's Broker:                            Joan Haynes and Steve Gibson of
                                                     Colliers International

         Landlord's Broker:                          Don Reimann, Gregg Von Thaden and Jon
                                                     Condrey of Colliers International

         Property:                                   That certain real property situated in
                                                     the City of Sunnyvale, County of Santa
                                                     Clara, State of California, to be
                                                     improved with two (2) building(s),
                                                     which real property is shown on the
                                                     Site Plan attached hereto as Exhibit
                                                     "A" and is commonly known as or
                                                     otherwise described as follows:
                                                     Mathilda Research Centre.


                                            1.

         Building:                                   That certain building on the Property
                                                     in which the Leased Premises are
                                                     located commonly known as 1194
                                                     Mathilda Avenue (the "Building"),
                                                     which Building is shown outlined on
                                                     Exhibit "A" hereto (designated as
                                                     Building A). The 1184 Building (as
                                                     defined in Article 16) is shown as
                                                     Building B on the Site Plan.

         Outside Areas:                              The "Outside Areas" shall mean all
                                                     areas which are located outside of and
                                                     contiguous to the Building, as
                                                     shown the Site Plan attached as
                                                     Exhibit A, such as pedestrian
                                                     walkways, parking areas, landscaped
                                                     area, open areas and enclosed trash
                                                     disposal areas.

         Leased Premises:                            All the interior space within
                                                     the Building, including stairwells,
                                                     connecting walkways, and atriums,
                                                     to consist of approximately
                                                     rentable 144,315 square feet and, for
                                                     purposes of this Lease, agreed to
                                                     contain said number of square feet.

         Tenant's Expense Share:                     The term "Tenant's Expense Share"
                                                     shall mean the percentage obtained by
                                                     dividing the rentable square footage
                                                     of the Leased Premises at the time of
                                                     calculation by the rentable square
                                                     footage of the Building. Such
                                                     percentage is currently 100%. In the
                                                     event that the rentable square footage
                                                     of the Leased Premises is changed,
                                                     Tenant's Expense Share shall be
                                                     recalculated to equal the percentage
                                                     described in the first sentence of
                                                     this paragraph, so that the aggregate
                                                     Tenant's Expense Share of all tenants
                                                     of the Building shall equal 100%.

         Tenant's Property Share:                    The term "Tenant's Property Share"
                                                     shall mean the percentage obtained by
                                                     dividing the rentable square footage
                                                     of the Leased Premises at the time of
                                                     calculation by the rentable square
                                                     footage of all buildings currently
                                                     located or to be located on the
                                                     Property. Such percentage is currently
                                                     54%. In the event that any portion of
                                                     the Property is sold by Landlord, or
                                                     the rentable square footage of the
                                                     Leased Premises or the Property is
                                                     otherwise changed, Tenant's Property
                                                     Share shall be recalculated to equal
                                                     the percentage described in the first
                                                     sentence of this paragraph, so that
                                                     the aggregate Tenant's Project Share
                                                     of all tenants of the Property shall
                                                     equal 100%.

         Base Monthly Rent:                          The term "Base Monthly Rent" shall
                                                     mean the following:

                                       Period                             Monthly Amount
                                       ------                             --------------
                                       Months 1-12                        $360,787.50

                                                     Commencing with Month 13 of the Lease
                                                     Term and at the end of each 12 month
                                                     period thereafter (until the Lease
                                                     Expiration Date), Base Monthly Rent
                                                     shall be increased at a rate of 3.5%
                                                     per annum compounded annually.

         Permitted Use:                              General Office, research and
                                                     development, marketing, sales,
                                                     manufacturing, distribution, warehouse
                                                     and other related lawful uses.

         Exhibits:                                   The term "Exhibits" shall mean the
                                                     Exhibits of this Lease which are
                                                     described as follows:

                                                     Exhibit "A" - Site Plan showing the
                                                     Property, the Outside Areas and
                                                     delineating the Building in which the
                                                     Leased Premises are to be located.

                                                     Exhibit "B" - Work Letter

                                                     Exhibit "C" - Lease Commencement Date
                                                     Certificate

                                                     Exhibit "D" - Form of Tenant Estoppel
                                                     Certificate

                                                     Exhibit "E" - Form of Letter of Credit

                                                     Exhibit "F" - Form of Landlord Waiver



                                            2.

                                    ARTICLE 2

                      LEASED PREMISES, TERM AND POSSESSION



2.1 DEMISE OF LEASED PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, for the Lease Term and upon the terms and subject to the conditions of this Lease, that certain interior space described in
Article 1 as the Leased Premises, reserving and excepting to Landlord the right to fifty percent (50%) of all assignment consideration and excess rentals as provided in Article 7 below. Tenant's lease of the Leased Premises, together with the appurtenant right to use the Outside Areas as described in Paragraph
2.2 below, shall be conditioned upon and be subject to the continuing compliance by Tenant with (i) all the terms and conditions of this Lease, (ii) all Laws governing the use of the Leased Premises and the Property, (iii) all Private Restrictions, easements and other matters now of public record respecting the use of the Leased Premises and Property, and (iv) all reasonable rules and regulations from time to time established by Landlord.

2.2 RIGHT TO USE OUTSIDE AREAS. As an appurtenant right to Tenant's right to the use and occupancy of the Leased Premises, Tenant shall have the right to use the Outside Areas in conjunction with its use of the Leased Premises solely for the purposes for which they were designated and intended and for no other purposes whatsoever. Tenant's right to so use the Outside Areas shall be subject to the limitations on such use as set forth in Article 1 and shall terminate concurrently with any termination of this Lease. Tenant shall have the exclusive right to use the amphitheater located in the Outside Areas. In the event Tenant does not exercise the First Expansion Option (as defined in Article 16), Landlord will request approval from the tenant who occupies the 1184 Building for Tenant's use of the sport courts located adjacent to the 1184 Building, provided that such tenant shall be entitled to give or withhold its consent in it sole and absolute discretion.

2.3 LEASE COMMENCEMENT DATE AND LEASE TERM. Subject to Paragraph 2.4 below, the term of this Lease shall begin, and the Lease Commencement Date shall be deemed to have occurred on the date which is thirty (30) days after the actual Delivery Date, as determined pursuant to Section 2.4 below. The term of this Lease shall in all events end on the Lease Expiration Date (as set forth in Article 1). The Lease Term shall be that period of time commencing on the Lease Commencement Date and ending on the Lease Expiration Date (the "Lease Term").

2.4 DELIVERY OF POSSESSION. Landlord shall deliver to Tenant possession of the Leased Premises upon Substantial Completion of the Tenant Improvements as that term is defined in the Work Letter attached hereto as Exhibit B. The date that the Leased Premises are so delivered to the Tenant shall be deemed the "Delivery Date." If Landlord is unable to so deliver possession of the Leased Premises to Tenant in the agreed condition on or before the Intended Delivery Date, Landlord shall have until the date that is thirty (30) days after the Intended Delivery Date (the "Delivery Grace Period") to deliver the Leased Premises. Additionally, the Delivery Grace Period above set forth shall be extended for such number of days as Landlord may be delayed in delivering possession of the Leased Premises to Tenant by reason of Force Majeure or the action or inaction of Tenant. If Landlord is unable to deliver possession of the Leased Premises in the agreed condition to Tenant within the Delivery Grace Period (including any extension thereof by reason of Force Majeure or the actions or inactions of Tenant), then Tenant shall receive as its sole remedy a credit of two (2) days of free rent for each day that the Leased Premises are not delivered to Tenant after expiration of the Delivery Grace Period (including any extension thereof by reason of Force Majeure or the actions or inactions of Tenant), which free rent shall apply to the first month in which Base Monthly Rent is due. If Landlord is unable to deliver possession of the Leased Premises in the agreed condition to Tenant within sixty (60) days after the expiration of the Delivery Grace Period (including any extension thereof by reason of Force Majeure or the actions or inactions of Tenant), Tenant may choose, as its sole remedy, to terminate this Lease, and in the event of such termination Landlord shall not be liable in damages to Tenant for any delay. Tenant may not terminate this Lease at any time after the date Landlord notifies Tenant that the Leased Premises have been put into the agreed condition and are available for delivery to Tenant, unless Landlord's notice is not given in good faith. Tenant may occupy the Leased Premises commencing on the Delivery Date for purposes of installing furniture, fixtures and equipment, provided that Tenant shall be responsible for Additional Rent during such period and Tenant shall comply with all other provisions of this Lease (other than the payment of Base Monthly Rent).

2.5 PERFORMANCE OF TENANT IMPROVEMENTS; ACCEPTANCE OF POSSESSION. Landlord shall, pursuant to the work letter attached to and made a part of this Lease (the "Work Letter"), perform the work and make the installations in the Leased Premises substantially as set forth in the Work Letter (such work and installations hereinafter referred to as the "Tenant Improvements"). It is agreed that by occupying the Leased Premises, Tenant formally accepts same and acknowledges that the Leased Premises are in the condition called for hereunder, subject to reasonable punchlist items and latent defects specified by Tenant to Landlord in writing within ten (10) days of such occupancy.

2.6 SURRENDER OF POSSESSION. Immediately prior to the expiration or upon the sooner termination of this Lease, Tenant shall remove all of Tenant's signs from the exterior of the Building and shall remove all of Tenant's equipment, trade fixtures, furniture, supplies, wall decorations and other personal property from within the Leased Premises, the Building and the Outside Areas, and shall vacate and surrender the Leased Premises, the Building, the Outside Areas and the Property to Landlord in the same condition, broom clean, as existed at the Lease Commencement Date, damage by casualty or condemnation (which events shall be governed by Articles 10 and 11) and reasonable wear and tear excepted. Except for such reasonable wear and tear, Tenant shall (i) repair all damage to the Leased Premises, the exterior of the Building and the Outside Areas caused by Tenant's removal of Tenant's property, (ii) patch and refinish, to Landlord's reasonable satisfaction, all penetrations made by Tenant or its employees to the roof, floor, interior or exterior walls or ceiling of the Leased Premises and the Building, whether such penetrations were made with Landlord's approval or not, (iii) repair or replace all stained or damaged ceiling tiles, wall coverings and floor coverings to the reasonable satisfaction of Landlord, (iv) repair all damage caused by



                                       3.

Tenant to the exterior surface of the Building and the paved surfaces of the Outside Areas and, where necessary, replace or resurface same. Additionally, to the extent that Landlord shall have notified or is deemed to have notified Tenant in writing at the time the improvements were completed that it desired to have certain improvements made by Tenant or at the request of Tenant removed at the expiration or sooner termination of the Lease, Tenant shall, upon the expiration or sooner termination of the Lease, remove any such improvements constructed or installed by Landlord or Tenant and repair all damage caused by such removal; provided however, Tenant shall not be required to remove the Tenant Improvements installed pursuant to the Work Letter. If the Leased Premises, the Building, the Outside Areas and the Property are not surrendered to Landlord in the condition required by this paragraph at the expiration or sooner termination of this Lease, Landlord may, at Tenant's expense, so remove Tenant's signs, property and/or improvements not so removed and make such repairs and replacements not so made or hire, at Tenant's expense, independent contractors to perform such work. Tenant shall be liable to Landlord for all costs incurred by Landlord in returning the Leased Premises, the Building and the Outside Areas to the required condition, together with interest on all costs so incurred from the date paid by Landlord at the then maximum rate of interest not prohibited or made usurious by law until paid. Tenant shall pay to Landlord the amount of all costs so incurred plus such interest thereon, within ten (10) days of Landlord's billing Tenant for same. Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in surrendering the Leased Premises, including, without limitation, any claims made by any succeeding Tenant or any losses to Landlord with respect to lost opportunities to lease to succeeding tenants.


                                    ARTICLE 3

                    RENT, LATE CHARGES AND SECURITY DEPOSITS

3.1 BASE MONTHLY RENT. Commencing on the Lease Commencement Date (as determined pursuant to Paragraph 2.3 above) and continuing throughout the Lease Term, Tenant shall pay to Landlord, without prior demand therefor, in advance on the first day of each calendar month, the amount set forth as "Base Monthly Rent" in
Article 1 (the "Base Monthly Rent").

3.2 ADDITIONAL RENT. Commencing on the Lease Commencement Date (as determined pursuant to Paragraph 2.3 above) and continuing throughout the Lease Term, in addition to the Base Monthly Rent and to the extent not required by Landlord to be contracted for and paid directly by Tenant, Tenant shall pay to Landlord as additional rent (the "Additional Rent") the following amounts:

         (a) An amount equal to all Property Operating Expenses (as defined in Article 13) incurred by Landlord. Payment shall be made by whichever of the following methods (or combination of methods) is (are) from time to time designated by Landlord:

            (i) Landlord may forward invoices or bills for such expenses to Tenant, and Tenant shall, no later than thirty (30) days following receipt of any such invoices or bills, pay such invoices or bills and deliver satisfactory evidence of such payment to Landlord, and/or

            (ii) Landlord may bill to Tenant, on a periodic basis not more frequently than monthly, the amount of such expenses (or group of expenses) as paid or incurred by Landlord, and Tenant shall pay to Landlord the amount of such expenses within thirty (30) days after receipt of a written bill therefor from Landlord, and/or

            (iii) Landlord may deliver to Tenant Landlord's reasonable estimate of any given expense (such as Landlord's Insurance Costs or Real Property Taxes), or group of expenses, which it anticipates will be paid or incurred for the ensuing calendar or fiscal year, as Landlord may determine, and Tenant shall pay to Landlord an amount equal to the estimated amount of such expenses for such year in equal monthly installments during such year with the installments of Base Monthly Rent.

Landlord reserves the right to change from time to time the methods of billing Tenant for any given expense or group of expenses or the periodic basis on which such expenses are billed.

         (b) Landlord's share of the consideration received by Tenant upon certain assignments and sublettings as required by Article 7.

         (c) Any legal fees and costs that Tenant is obligated to pay or reimburse to Landlord pursuant to Article 13; and

         (d) Any other charges or reimbursements due Landlord from Tenant pursuant to the terms of this Lease.

Notwithstanding the foregoing, Landlord may elect by thirty (30) days prior written notice to Tenant (provided such written notice is received by Tenant at least thirty (30) days prior to delinquency) to have Tenant pay Real Property Taxes or any portion thereof directly to the applicable taxing authority, in which case Tenant shall make such payments and deliver satisfactory evidence of payment to Landlord no later than ten (10) days before such Real Property Taxes become delinquent.

Tenant may cause an audit of Landlord's books and records to determine the accuracy of Landlord's billings for Property Operating Expenses under this Lease, provided Tenant commences such audit within sixty (60) days after Tenant's receipt of the year-end statement described in Section 3.3 above setting forth the annual reconciliation of the Property Operating Expenses or any change in estimated monthly expenses under Section 3.2(a)(iii) above. If


                                       4.

such audit reveals that the actual Property Operating Expenses for any given year were less than the amount that Tenant paid for Property Operating Expenses for any such year, then Landlord shall pay to Tenant the excess. If such audit reveals a discrepancy of more than three (3%) percent of the actual amount of any Property Operating Expenses charges, then Landlord shall pay the cost of the audit.

Additionally, Tenant shall have the right, by appropriate proceedings, to protest or contest any assessment, reassessment or allocation of Real Property Taxes or any change therein or any application of any Law to the Leased Premises or Tenant's use thereof. Landlord will reasonably cooperate with Tenant in the contest or proceedings. If Tenant does not pay the Real Property Taxes when due which are the subject of such protest or contest, Tenant shall post a bond in lieu thereof in an amount reasonably determined by Landlord but not less than one hundred twenty-five percent (125%) of the amount demanded by the taxing authorities which holds Landlord and the Property harmless from any damage arising out of the contest and ensuring the payment of any judgment that may be rendered. With respect to any contest of Real Property Taxes or Laws conducted by Tenant, Tenant shall hold Landlord and the Property harmless from any damage arising out of such protest or contest and shall pay any judgment that may be rendered in connection with such contest or protest. Any protest or contest conducted by Tenant under this paragraph shall be at Tenant's expense and if interest or late charges become payable as a result of such contest or protest, Tenant shall pay the same. Tenant shall receive a proportionate share of any refund applicable to the Lease Term based on the amount of Real Property Taxes paid by Tenant as Tenant's Property Share (if the refund is applicable to the land) or Tenant's Expense Share (if the refund is applicable to the Building or other improvements in the Outside Areas).

3.3 YEAR-END ADJUSTMENTS. If Landlord shall have elected to bill Tenant for the Property Operating Expenses (or any group of such expenses) on an estimated basis in accordance with the provisions of Paragraph 3.2(a)(iii) above, Landlord shall furnish to Tenant within three months following the end of the applicable calendar or fiscal year, as the case may be, a statement setting forth (i) the amount of such expenses paid or incurred during the just ended calendar or fiscal year, as appropriate, and (ii) the amount that Tenant has paid to Landlord for credit against such expenses for such period. If Tenant shall have paid more than its obligation for such expenses for the stated period, Landlord shall, at its election, either (i) credit the amount of such overpayment toward the next ensuing payment or payments of Additional Rent that would otherwise be due or (ii) refund in cash to Tenant the amount of such overpayment within thirty (30) days after it has been conclusively determined by Landlord that an overpayment has been made by Tenant. If such year-end statement shall show that Tenant did not pay its obligation for such expenses in full, then Tenant shall pay to Landlord the amount of such underpayment within ten days from Landlord's billing of same to Tenant. The provisions of this Paragraph shall survive the expiration or sooner termination of this Lease.

3.4 LATE CHARGE, AND INTEREST ON RENT IN DEFAULT. Tenant acknowledges that the late payment by Tenant of any monthly installment of Base Monthly Rent or any Additional Rent will cause Landlord to incur certain costs and expenses not contemplated under this Lease, the exact amounts of which are extremely difficult or impractical to fix. Such costs and expenses will include without limitation, administration and collection costs and processing and accounting expenses. Therefor, if any installment of Base Monthly Rent is not received by Landlord from Tenant when the same becomes due, Tenant shall immediately pay to Landlord a late charge in an amount equal to the amount set forth in Article 1 as the "Late Charge Amount," and if any Additional Rent is not received by Landlord when the same becomes due, Tenant shall immediately pay to Landlord a late charge in an amount equal to 5% of the Additional Rent not so paid; provided, however, that once but only once in any twelve (12) month period during the Lease Term, Tenant shall be entitled to written notice of non-receipt of Base Monthly Rent or Additional Rent from Landlord, and Tenant shall not be liable for any Late Charge Amount or other late charge hereunder if such installment of Base Monthly Rent or Additional Rent is received by Landlord within ten (10) days after Tenant's receipt of such notice from Landlord. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the anticipated loss Landlord would suffer by reason of Tenant's failure to make timely payment. In no event shall this provision for a late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any rental installment or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant's failure to pay each rental installment due under this Lease when due, including the right to terminate this Lease. If any rent remains delinquent for a period in excess of 10 calendar days, then, in addition to such late charge, Tenant shall pay to Landlord interest on any rent that is not so paid from said tenth day at the then maximum rate of interest not prohibited or made usurious by Law until paid.

3.5 PAYMENT OF RENT. Except as specifically provided otherwise in this Lease, all rent shall be paid in lawful money of the United States, without any abatement, reduction or offset for any reason whatsoever, to Landlord at such address as Landlord may designate from time to time. Tenant's obligation to pay Base Monthly Rent and all Additional Rent shall be appropriately prorated at the commencement and expiration of the Lease Term. The failure by Tenant to pay any Additional Rent as required pursuant to this Lease when due shall be treated the same as a failure by Tenant to pay Base Monthly Rent when due, and Landlord shall have the same rights and remedies against Tenant as Landlord would have had Tenant failed to pay the Base Monthly Rent when due.

3.6 PREPAID RENT. Tenant shall, within ten (10) days following execution of this Lease, pay to Landlord the amount set forth in Article 1 as "First Month's Prepaid Rent" as prepayment of rent for credit against the first payment of Base Monthly Rent due hereunder.

3.7 SECURITY DEPOSIT.



                                       5.

         (a) Tenant , within ten (10) days following execution of this Lease, shall deposit with Landlord the amount set forth in Article 1 as the "Security Deposit" as security for the performance by Tenant of the terms of this Lease to be performed by Tenant, and not as prepayment of rent. Upon the commencement of the second year of the Lease Term, and at the commencement of each subsequent year, provided that Tenant is not then in default (and has never been in default beyond any applicable notice and cure periods) in its payment of Base Monthly Rent or Additional Rent, the amount of the Security Deposit shall be reduced by twenty percent (20%) of the outstanding amount. In the event (i) Tenant becomes a publicly traded company and (ii) Tenant reports net profits for three (3) consecutive quarters (as shown on its quarterly financial statements prepared in accordance with generally accepted accounting principles), and provided that Tenant is not then in default (and has never been in default beyond any applicable notice and cure periods) in its payment of Base Monthly Rent or Additional Rent, the Security Deposit shall be returned to Tenant and thereafter no Security Deposit will be required. In the event (1) Tenant becomes a publicly traded company and maintains a market capitalization of Two Billion Dollars ($2,000,000,000) for two consecutive quarters and (2) quarterly revenues exceed Twenty Five Million Dollars ($25,000,000) for two consecutive quarters (as shown on its quarterly financial statements prepared in accordance with generally accepted accounting principles), and provided that Tenant is not then in default (and has never been in default beyond any applicable notice and cure periods) in its payment of Base Monthly Rent or Additional Rent, the Security Deposit shall be reduced by an amount equal to fifty percent (50%) of the original amount.

         (b) Landlord may apply such portion or portions of the Security Deposit as are reasonably necessary for the following purposes: (i) to remedy any default by Tenant in the payment of Base Monthly Rent or Additional Rent or a late charge or interest on defaulted rent, or any other monetary payment obligation of Tenant under this Lease; (ii) to repair damage to the Leased Premises, the Building or the Outside Areas caused or permitted to occur by Tenant; (iii) to clean and restore and repair the Leased Premises, the Building or the Outside Areas following their surrender to Landlord if not surrendered in the condition required pursuant to the provisions of Article 2, and (iv) to remedy any other default of Tenant to the extent permitted by Law including, without limitation, paying in full on Tenant's behalf any sums claimed by materialmen or contractors of Tenant to be owing to them by Tenant for work done or improvements made at Tenant's request to the Leased Premises. In this regard, Tenant hereby waives any restriction on the uses to which the Security Deposit may be applied as contained in Section 1950.7(c) of the California Civil Code and/or any successor statute. In the event the Security Deposit or any portion thereof is so used, Tenant shall pay to Landlord, promptly upon demand, an amount in cash sufficient to restore the Security Deposit to the full original sum or shall replenish the letter of credit, if applicable. Landlord shall not be deemed a trustee of the Security Deposit. Landlord may use the Security Deposit in Landlord's ordinary business and shall not be required to segregate it from Landlord's general accounts. Tenant shall not be entitled to any interest on any cash Security Deposit held by Landlord. If Landlord transfers the Building or the Property during the Lease Term, Landlord may pay the Security Deposit to any subsequent owner in conformity with the provisions of
Section 1950.7 of the California Civil Code and/or any successor statute, in which event the transferring landlord shall be released from all liability for the return of the Security Deposit. Tenant specifically grants to Landlord (and Tenant hereby waives the provisions of California Civil Code Section 1950.7 to the contrary) a period of ninety days following a surrender of the Leased Premises by Tenant to Landlord within which to inspect the Leased Premises, make required restorations and repairs, receive and verify workmen's billings therefor, and prepare a final accounting with respect to the Security Deposit. In no event shall the Security Deposit or any portion thereof, be considered prepaid rent. Notwithstanding the foregoing, in lieu of a cash Security Deposit, Tenant may deliver to Landlord a clean, unconditional, irrevocable, transferable letter of credit in the full amount of the Security Deposit required pursuant to
Article 1 hereof (the "Letter of Credit") in form and issued by a financial institution ("Issuer") satisfactory to Landlord in its sole discretion, substantially in the form attached as Exhibit E. The Letter of Credit shall permit partial draws, and provide that draws thereunder will be honored upon receipt by Issuer of a written statement signed by Landlord or its authorized agent stating that Landlord is entitled to draw down on the Letter of Credit pursuant to the terms of the Lease. The Letter of Credit shall have an expiration period of one (1) year but shall automatically renew by its terms unless affirmatively cancelled by either Issuer or Tenant, in which case Issuer must provide Landlord 30 days' prior written notice of such expiration or cancellation. Any amount drawn under the Letter of Credit shall be held or used by Landlord in accordance with this Section 3.7. If the amount of the Letter of Credit is reduced in accordance with the terms of this Lease, Tenant shall have the right to replace the existing Letter of Credit with another Letter of Credit at the reduced amount. If the Tenant fails to renew or replace the Letter of Credit as required under this Lease at least thirty (30) days before its stated expiration date, Landlord may draw upon the entire amount of the Letter of Credit, provided that if Landlord so draws on the Letter of Credit, so long as Tenant is not otherwise in default, Landlord shall deliver the amount so drawn to Tenant upon Tenant's delivery to Landlord of a new Letter of Credit in the amount then required, provided that Tenant makes such delivery within ten (10) days of Landlord's draw.

         (c) In the event Mathilda Associates LLC transfers or sells its interest in the Property to person any entity other than an institutional buyer (a "Non-Institutional Buyer"), Tenant shall have the right to require that the Security Deposit be held by the lender, if any, providing the financing for such Non-Institutional Buyer to acquire the Property, or be held in an escrow account controlled by such Non-Institutional Buyer, which account shall be subject to escrow instructions specifying that (1) Landlord shall only have the right to draw on the Letter of Credit to the extent the Landlord is entitled to pursuant to this Section 3.7, (2) Landlord shall deliver a statement to the escrow holder prior to any draw down, certifying that Landlord is entitled to draw on the Letter of Credit pursuant to this Section 3.7, and (3) that within ninety (90) days after expiration of this Lease, the escrow holder shall release the Letter to Credit to Tenant consistent with the terms of this Lease. For purposes hereof, the term "institutional buyer" shall include, without limitation, life insurance companies, banks, pension funds, pension fund advisors, opportunity funds, hedge funds, private owners who directly or indirectly own more than $200,000,000 of real estate, or real estate investment trusts.




                                       6.

                                    ARTICLE 4

                     USE OF LEASED PREMISES AND OUTSIDE AREA


4.1 PERMITTED USE. Tenant shall be entitled to use the Leased Premises solely for the "Permitted Use" as set forth in Article 1 and for no other purpose whatsoever. Tenant shall have the right to vacate the Leased Premises at any time during the Term of this Lease, provided Tenant maintains the Leased Premises in the same condition as if fully occupied and as otherwise required by the terms of this Lease. Tenant shall have the right to use the Outside Areas in conjunction with its Permitted Use of the Leased Premises solely for the purposes for which they were designed and intended and for no other purposes whatsoever.

4.2 GENERAL LIMITATIONS ON USE. Tenant shall not do or permit anything to be done in or about the Leased Premises, the Building, the Outside Areas or the Property which does or could (i) jeopardize the structural integrity of the Building or (ii) cause damage to any part of the Leased Premises, the Building, the Outside Areas or the Property. Tenant shall not operate any equipment within the Leased Premises which does or could (i) injure, vibrate or shake the Leased Premises or the Building, (ii) damage, overload or impair the efficient operation of any electrical, plumbing, heating, ventilating or air conditioning systems within or servicing the Leased Premises or the Building, or (iii) damage or impair the efficient operation of the sprinkler system (if any) within or servicing the Leased Premises or the Building. Tenant shall not (i) install any equipment or antennas on or make any penetrations of the exterior walls or roof of the Building or (ii) affix any equipment or make any penetrations or cuts in the floors, ceiling or walls of the Leased Premises, without Landlord's prior written consent, which consent shall not be unreasonably withheld; provided, however, that it shall be reasonable for Landlord to withhold its consent if Tenant's proposed installations or penetrations impact the structural integrity of the Building. Any installations, penetrations or cuts in the interior or exterior walls, roof, floor or ceiling of the Building will be subject to Tenant's restoration obligations set forth in Section 2.6. Tenant shall not place any loads upon the floors, walls, ceiling or roof systems which could endanger the structural integrity of the Building or damage its floors, foundations or supporting structural components. Tenant shall not place any explosive, flammable or harmful fluids or other waste materials in the drainage systems of the Leased Premises, the Building, the Outside Areas or the Property. Tenant shall not drain or discharge any fluids in the landscaped areas or across the paved areas of the Property. Tenant shall not use any of the Outside Areas for the storage of its materials, supplies, inventory or equipment and all such materials, supplies, inventory or equipment shall at all times be stored within the Leased Premises. Tenant shall not commit nor permit to be committed any waste in or about the Leased Premises, the Building, the Outside Areas or the Property.

4.3 NOISE AND EMISSIONS. All noise generated by Tenant in its use of the Leased Premises shall be confined or muffled so that it does not interfere with the businesses of or annoy the occupants and/or users of adjacent properties. All dust, fumes, odors and other emissions generated by Tenant's use of the Leased Premises shall be sufficiently dissipated in accordance with sound environmental practice and exhausted from the Leased Premises in such a manner so as not to interfere with the businesses of or annoy the occupants and/or users of adjacent properties, or cause any damage to the Leased Premises, the Building, the Outside Areas or the Property or any component part thereof or the property of adjacent property owners.

4.4 TRASH DISPOSAL. Tenant shall provide trash bins or other adequate garbage disposal facilities within the trash enclosure areas provided or permitted by Landlord outside the Leased Premises sufficient for the interim disposal of all of its trash, garbage and waste. All such trash, garbage and waste temporarily stored in such areas shall be stored in such a manner so that it is not visible from outside of such areas, and Tenant shall cause such trash, garbage and waste to be regularly removed from the Property. Tenant shall keep the Leased Premises in a clean, safe and neat condition and keep the Outside Areas (except the trash enclosure areas) free and clear of all of Tenant's trash, garbage, waste and/or boxes, pallets and containers containing same at all times.

4.5 PARKING. Tenant shall have the non-exclusive use of its proportionate share (calculated using the same method as Tenant's Expense Share) of parking spaces located in the Outside Areas (which, subject to any transportation management requirements of the City of Sunnyvale, shall be no less than 3.6 spaces per 1,000 rentable square feet in the Leased Premises). During construction of the 1184 Building (as defined in Article 16), Tenant shall have the non-exclusive use of all parking areas located on the Property, subject to Landlord's use thereof for construction activities. Notwithstanding the foregoing, Tenant shall have exclusive use of the thirty (30) parking spaces directly in front of the front door to the Leased Premises. Tenant shall not, at any time, park or permit to be parked any recreational vehicles, inoperative vehicles or equipment in the Outside Areas or on any portion of the Property. Tenant agrees to assume responsibility for compliance by its employees and invitees with the parking provisions contained herein. If Tenant or its employees park any vehicle within the Property in violation of these provisions, then Landlord may, upon prior written notice to Tenant giving Tenant one (1) day (or any applicable statutory notice period, if longer than one (1) day) to remove such vehicle(s). Landlord reserves the right to grant easements and access rights to others for use of the parking areas on the Property, provided that such grants do not materially interfere with Tenant's use of the parking areas.

4.6 SIGNS. Other than business identification signs allowed pursuant to this
Section 4.6, Tenant shall not place or install on or within any portion of the Leased Premises, the exterior of the Building, the Outside Areas or the Property any sign, advertisement, banner, placard, or picture which is visible from the exterior of the Leased Premises. Subject to Landlord's prior written consent, which shall not be unreasonably withheld, and subject to approval by the City of Sunnyvale, Tenant shall have the right to install an illuminated business identification sign



                                       7.

on the Building. Landlord shall cooperate with Tenant's efforts to obtain approval from the City of Sunnyvale for an illuminated sign. Any such sign shall be installed at Tenant's sole cost and expense and only in strict compliance with Landlord's approval (which shall not be unreasonably withheld), and all Laws and all requirements of the City of Sunnyvale, using a person approved by Landlord to install same. Subject to Landlord's prior written consent, which shall not be unreasonably withheld, and subject to approval by the City of Sunnyvale of the installation of no less than two (2) monument signs for the Property, Tenant shall have the right to its own business identification monument sign on the Property, in a location which indicates that such sign belongs to the Building (or, if Tenant occupies all buildings on the Property, Tenant shall have the exclusive right to all such monument signs), to be installed by Landlord at its sole cost and expense. In the event the City of Sunnyvale only approves the installation of one (1) monument sign for the Property, Tenant shall have the right to place its business identification signage on the top of said monument sign, which monument sign shall be installed by Landlord, at its sole cost and expense. Such monument sign shall comply with all requirements imposed by the City of Sunnyvale. Landlord may remove any signs (which have not been approved in writing by Landlord), advertisements, banners, placards or pictures so placed by Tenant on or within the Leased Premises, the exterior of the Building, the Outside Areas or the Property and charge to Tenant the cost of such removal, together with any costs incurred by Landlord to repair any damage caused thereby, including any cost incurred to restore the surface (upon which such sign was so affixed) to its original condition. Notwithstanding anything to the contrary contained herein, Tenant shall remove all of Tenant's signs, repair any damage caused thereby, and restore the surface upon which the sign was affixed to its original condition, all to Landlord's reasonable satisfaction, upon the termination of this Lease.

4.7 COMPLIANCE WITH LAWS AND PRIVATE RESTRICTIONS. Tenant shall abide by and shall promptly observe and comply with, at its sole cost and expense, all Laws and Private Restrictions respecting the use and occupancy of the Leased Premises, the Building, the Outside Areas or the Property including, without limitation, all Laws governing the use and/or disposal of Hazardous Materials (except that Tenant shall not be responsible for any Hazardous Materials at the Leased Premises, the Building, the Outside Areas or the Property prior to the Delivery Date), and shall defend with competent counsel, indemnify and hold Landlord harmless from any claims, damages or liability resulting from Tenant's failure to so abide, observe, or comply. Tenant's obligations hereunder shall survive the expiration or sooner termination of this Lease.

4.8 COMPLIANCE WITH INSURANCE REQUIREMENTS. With respect to any insurance policies required or permitted to be carried by Landlord in accordance with the provision of this Lease, copies of which have been or will, upon Tenant's written request therefor, be provided to Tenant, Tenant shall not conduct nor permit any other person to conduct any activities nor keep, store or use (or allow any other person to keep, store or use) any item or thing within the Leased Premises, the Building, the Outside Areas or the Property which (i) is prohibited under the terms of any such policies, (ii) could result in the termination of the coverage afforded under any of such policies, (iii) could give to the insurance carrier the right to cancel any of such policies, or (iv) could cause an increase in the rates (over standard rates) charged for the coverage afforded under any of such policies. Tenant shall comply with all requirements of any insurance company, insurance underwriter, or Board of Fire Underwriters which are necessary to maintain, at standard rates, the insurance coverages carried by either Landlord or Tenant pursuant to this Lease.

4.9 LANDLORD'S RIGHT TO ENTER. Landlord and its agents shall have the right to enter the Leased Premises during normal business hours after giving Tenant reasonable notice and subject to Tenant's reasonable security measures for the purpose of (i) inspecting the same; (ii) showing the Leased Premises to prospective purchasers, mortgagees or tenants; (iii) making necessary alterations, additions or repairs; and (iv) performing any of Tenant's obligations when Tenant has failed to do so. Landlord shall have the right to enter the Leased Premises during normal business hours (or as otherwise agreed), subject to Tenant's reasonable security measures, for purposes of supplying any maintenance or services agreed to be supplied by Landlord. Landlord shall have the right to enter the Outside Areas during normal business hours for purposes of (i) inspecting the exterior of the Building and the Outside Areas; (ii) posting notices of nonresponsibility (and for such purposes Tenant shall provide Landlord at least thirty days' prior written notice of any work to be performed on the Leased Premises); and (iii) supplying any services to be provided by Landlord. Any entry into the Leased Premises or the Outside Areas obtained by Landlord in accordance with this paragraph shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Leased Premises, or an eviction, actual or constructive of Tenant from the Leased Premises or any portion thereof. In exercising its rights under this
Section 4.9, Landlord shall use commercially reasonable efforts to minimize interference with Tenant's use of the Leased Premises and the Outside Areas.

4.10 USE OF OUTSIDE AREAS. Tenant, in its use of the Outside Areas, shall at all times keep the Outside Areas in a safe condition free and clear of all materials, equipment, debris, trash (except within existing enclosed trash areas), inoperable vehicles, and other items which are not specifically permitted by Landlord to be stored or located thereon by Tenant. If, in the opinion of Landlord, unauthorized persons are using any of the Outside Areas by reason of, or under claim of, the express or implied authority or consent of Tenant, then Tenant, upon demand of Landlord, shall restrain, to the fullest extent then allowed by Law, such unauthorized use, and shall initiate such appropriate proceedings as may be required to so restrain such use. Landlord reserves the right to grant easements and access rights to others for use of the Outside Areas and shall not be liable to Tenant for any diminution in Tenant's right to use the Outside Areas as a result; provided, however, that other than for construction of the 1184 Building and other requirements under the Use Permit, of which the Tenant has knowledge and which the Tenant recognizes will be taking place during the Lease Term, Landlord shall not exercise its rights pursuant to this Section 4.10 in a manner which materially and adversely affects Tenant's ability to use the Leased Premises and the Outside Areas for the Permitted Use or materially and adversely affects Tenant's parking rights.

4.11 ENVIRONMENTAL PROTECTION. Tenant's obligations under this Section 4.11 shall survive the expiration or termination of this Lease.



                                       8.

         (a) As used herein, the term "Hazardous Materials" shall mean any toxic or hazardous substance, material or waste or any pollutant or infectious or radioactive material, including but not limited to those substances, materials or wastes regulated now or in the future under any of the following statutes or regulations and any and all of those substances included within the definitions of "hazardous substances," "hazardous materials," "hazardous waste," "hazardous chemical substance or mixture," "imminently hazardous chemical substance or mixture," "toxic substances," "hazardous air pollutant," "toxic pollutant," or "solid waste" in the (a) Comprehensive Environmental Response, Compensation and Liability Act of 1990 ("CERCLA" or "Superfund"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), 42 U.S.C. Section 9601 et seq., (b) Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C.
Section 6901 et seq., (c) Federal Water Pollution Control Act ("FSPCA"), 33 U.S.C. Section 1251 et seq., (d) Clean Air Act ("CAA"), 42 U.S.C. Section 7401 et seq., (e) Toxic Substances Control Act ("TSCA"), 14 U.S.C. Section 2601 et seq., (f) Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., (g) Carpenter-Presley-Tanner Hazardous Substance Account Act ("California Superfund"), Cal. Health & Safety Code Section 25300 et seq., (h) California Hazardous Waste Control Act, Cal. Health & Safety code Section 25100 et seq.,
(i) Porter-Cologne Water Quality Control Act ("Porter-Cologne Act"), Cal. Water Code Section 13000 et seq., (j) Hazardous Waste Disposal Land Use Law, Cal. Health & Safety codes Section 25220 et seq., (k) Safe Drinking Water and Toxic Enforcement Act of 1986 ("Proposition 65"), Cal. Health & Safety code Section 25249.5 et seq., (l) Hazardous Substances Underground Storage Tank Law, Cal. Health & Safety code Section 25280 et seq., (m) Air Resources Law, Cal. Health & Safety Code Section 39000 et seq., and (n) regulations promulgated pursuant to said laws or any replacement thereof, or as similar terms are defined in the federal, state and local laws, statutes, regulations, orders or rules. Hazardous Materials shall also mean any and all other biohazardous wastes and substances, materials and wastes which are, or in the future become, regulated under applicable Laws for the protection of health or the environment, or which are classified as hazardous or toxic substances, materials or wastes, pollutants or contaminants, as defined, listed or regulated by any federal, state or local law, regulation or order or by common law decision, including, without limitation, (i) trichloroethylene, tetrachloroethylene, perchloroethylene and other chlorinated solvents, (ii) any petroleum products or fractions thereof,
(iii) asbestos, (iv) polychlorinted biphenyls, (v) flammable explosives, (vi) urea formaldehyde, (vii) radioactive materials and waste, and (viii) materials and wastes that are harmful to or may threaten human health, ecology or the environment.

         (b) Notwithstanding anything to the contrary in this Lease, Tenant, at its sole cost, shall comply with all Laws relating to the storage, use and disposal of Hazardous Materials by Tenant, its subtenants, their respective agents, employees, contractors or invitees (collectively, the "Tenant Parties"). Tenant shall not store, use or dispose of any Hazardous Materials except for those Hazardous Materials listed in a Hazardous Materials management plan ("HMMP") which Tenant shall deliver to Landlord upon execution of this Lease and update at least annually with Landlord ("Permitted Materials") which may be used, stored and disposed of provided (i) such Permitted Materials are used, stored, transported, and disposed of in strict compliance with applicable laws,
(ii) such Permitted Materials shall be limited to the materials listed on and may be used only in the quantities specified in the HMMP, and (iii) Tenant shall provide Landlord with copies of all material safety data sheets and other documentation required under applicable Laws in connection with Tenant's use of Permitted Materials as and when such documentation is provided to any regulatory authority having jurisdiction, in no event shall Tenant cause or permit to be discharged into the plumbing or sewage system of the Building or onto the land underlying or adjacent to the Building any Hazardous Materials. Tenant shall be solely responsible for and shall defend, indemnify, and hold Landlord and its agents harmless from and against all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with Tenant's storage, use and/or disposal of Hazardous Materials. If the presence of Hazardous Materials on the Leased Premises caused or permitted by Tenant results in contamination or deterioration of water or soil, then Tenant shall promptly take any and all action necessary to clean up such contamination as required by Law, but the foregoing shall in no event be deemed to constitute permission by Landlord to allow the presence of such Hazardous Materials. At any time prior to the expiration of the Lease Term if Tenant has a reasonable basis to suspect that there has been any release or the presence of Hazardous Materials in the ground or ground water on the Leased Premises which did not exist upon commencement of the Lease Term, Tenant shall have the right to conduct appropriate tests of water and soil and to deliver to Landlord the results of such tests to demonstrate that no contamination in excess of permitted levels has occurred as a result of Tenant's use of the Leased Premises. Tenant shall further be solely responsible for, and shall defend, indemnify, and hold Landlord and its agents harmless from and against all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with any removal, cleanup and restoration work and materials required hereunder to return the Leased Premises and any other property of whatever nature to their condition existing prior to the appearance of the Hazardous Materials, to the extent such removal, cleanup and restoration work is required by Law.

         (c) Upon termination or expiration of the Lease, Tenant at its sole expense shall cause all Hazardous Materials placed in or about the Leased Premises, the Building and/or the Property by any Tenant Parties, and all installations (whether interior or exterior) made by or on behalf of Tenant relating to the storage, use, disposal or transportation of Hazardous Materials to be removed from the property and transported for use, storage or disposal in accordance and compliance with all Laws and other requirements respecting Hazardous Materials used or permitted to be used by Tenant. Tenant shall apply for and shall obtain from all appropriate regulatory authorities (including any applicable fire department or regional water quality control board) all permits, approvals and clearances necessary for the closure of the Property and shall take all other actions as may be required to complete the closure of the Building and the Property. In addition, prior to vacating the Leased Premises, Tenant shall undertake and submit to Landlord an environmental site assessment from an environmental consulting company reasonably acceptable to Landlord which site assessment shall evidence Tenant's compliance with this Paragraph 4.11.

         (d) At any time prior to expiration of the Lease term, subject to reasonable prior notice (not less than forty-eight (48) hours) and Tenant's reasonable security requirements and provided such activities do not


                                       9.

unreasonably interfere with the conduct of Tenant's business at the Leased Premises, Landlord shall have the right to enter in and upon the Property, Building and Leased Premises in order to conduct appropriate tests of water and soil to determine whether levels of any Hazardous Materials in excess of legally permissible levels has occurred as a result of any Tenant Parties' use thereof . Landlord shall furnish copies of all such test results and reports to Tenant and, at Tenant's option and cost, shall permit split sampling for testing and analysis by Tenant. Such testing shall be at Tenant's expense if Landlord has a reasonable basis for suspecting and confirms the presence of Hazardous Materials in the soil or surface or ground water in, on, under, or about the Property, the Building or the Leased Premises, which has been caused by or resulted from the activities of any Tenant Parties.

         (e) Landlord may voluntarily cooperate in a reasonable manner with the efforts of all governmental agencies in reducing actual or potential environmental damage. Tenant shall not be entitled to terminate this Lease or to any reduction in or abatement of rent by reason of such compliance or cooperation. Tenant agrees at all times to cooperate fully with the requirements and recommendations of governmental agencies regulating, or otherwise involved in, the protection of the environment.

4.12 RULES AND REGULATIONS. In the event Juniper Networks, Inc. is no longer the sole tenant of the Building, Landlord shall have the right from time to time to establish reasonable rules and regulations and/or amendments or additions thereto respecting the use of the Leased Premises and the Outside Areas for the care and orderly management of the Property. Upon delivery to Tenant of a copy of such rules and regulations or any amendments or additions thereto, Tenant shall comply with such rules and regulations. A violation by Tenant of any of such rules and regulations shall constitute a default by Tenant under this Lease. If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall not be responsible or liable to Tenant for the violation of such rules and regulations by any other tenant of the Property.

4.13 RESERVATIONS. Landlord reserves the right from time to time to grant, without the consent or joinder of Tenant, such easements, rights of way and dedications that Landlord deems necessary, and to cause the recordation of parcel maps and covenants, conditions and restrictions, so long as such easements, rights of way, dedications and covenants, conditions and restrictions do not materially and adversely affect the use of the Leased Premises by Tenant, materially and adversely affect Tenant's parking rights, and do not prohibit any Permitted Use. Tenant agrees to execute any documents reasonably request by Landlord to effectuate any such easement rights, dedications, maps or covenants, conditions and restrictions.


                                    ARTICLE 5

                  REPAIRS, MAINTENANCE, SERVICES AND UTILITIES

5.1 REPAIR AND MAINTENANCE. Except in the case of damage to or destruction of the Leased Premises, the Building, the Outside Areas or the Property caused by an act of God or other peril, in which case the provisions of Article 10 shall control, the parties shall have the following obligations and responsibilities with respect to the repair and maintenance of the Leased Premises, the Building, the Outside Areas, and the Property.

         (a) TENANT'S OBLIGATIONS. Tenant shall, at all times during the Lease Term and at its sole cost and expense, regularly clean and continuously keep and maintain in good order, condition and repair the Leased Premises and every part thereof including, without limiting the generality of the foregoing, (i) all interior walls, floors and ceilings, (ii) all windows, doors and skylights,
(iii) all electrical wiring, conduits, connectors and fixtures, (iv) all plumbing, pipes, sinks, toilets, faucets and drains, (v) all lighting fixtures, bulbs and lamps and all heating, ventilating and air conditioning equipment, and
(vi) all entranceways to the Leased Premises. Tenant shall hire, at Tenant's sole cost and expense, a licensed heating, ventilating and air conditioning contractor to regularly and periodically (not less frequently than every three months) inspect and perform required maintenance on the heating, ventilating and air conditioning equipment and systems serving the Leased Premises. Tenant shall hire, at Tenant's sole cost and expense, a licensed roofing contractor to regularly and periodically (not less frequently than semi-annually) inspect and perform required maintenance on the roof of the Building. If Tenant shall be in default of its obligations to maintain the heating, ventilating and air conditioning equipment and systems or roof, Landlord may, at its election, contract in its own name for such regular and periodic inspections and maintenance of the heating, ventilating and air conditioning equipment and systems and/or roof, and charge to Tenant, as Additional Rent, the cost thereof. Tenant shall, at its sole cost and expense, repair all damage to the Leased Premises, the Building, the Outside Areas or the Property caused by the activities of Tenant, its employees, invitees or contractors promptly following written notice from Landlord to so repair such damages (subject to Section 9.3 of this Lease). If Tenant shall fail to perform the required maintenance or fail to make repairs required of it pursuant to this paragraph within a reasonable period of time following notice from Landlord to do so, then Landlord may, at its election and without waiving any other remedy it may otherwise have under this Lease or at law, perform such maintenance or make such repairs and charge to Tenant, as Additional Rent, the costs so incurred by Landlord for same. All glass within or a part of the Leased Premises, both interior and exterior, is at the sole risk of Tenant and any broken glass shall promptly be replaced by Tenant at Tenant's expense with glass of the same kind, size and quality. Notwithstanding the foregoing, in the event that, due to normal wear and tear (and not due to other factors, including, without limitation, Tenant's misuse, overuse or Tenant's alterations, improvements or modifications to the Leased Premises, the Outside Areas or the Building), Tenant would be required by this
Section 5.1(a) to make a repair or replacement that would be considered a "capital improvement" as determined in accordance with generally accepted accounting principles, Landlord shall make such repair or replacement and charge to Tenant, as Additional Rent, the cost thereof (provided that the cost of such repair or replacement shall be amortized over its useful life and only the amortizing portion of such cost shall be included in Additional Rent on a monthly basis).



                                      10.

         (b) LANDLORD'S OBLIGATION. Landlord shall at its sole cost and expense, at all times during the Lease Term, maintain in good condition and repair the foundation, the footings, the roof screen, the roof screen penetrations, the roof structure, load-bearing and exterior walls of the Building. Landlord shall, at all times during the Lease Term, regularly and continuously keep and maintain in good order and repair and in a clean and safe condition the Outside Areas, and charge to Tenant, as Additional Rent, the cost thereof. Landlord shall regularly and periodically sweep and clean the driveways and parking areas, and charge to Tenant, as Additional Rent, the cost thereof.

5.2 UTILITIES. Tenant shall arrange at its sole cost and expense and in its own name, for the supply of gas and electricity to the Leased Premises. In the event that such services are not separately metered, Tenant shall, at its sole expense, cause such meters to be installed. Landlord shall maintain the water meter(s) in its own name; provided, however, that if at any time during the Lease Term Landlord shall require Tenant to put the water service in Tenant's name, Tenant shall do so at Tenant's sole cost. Tenant shall be responsible for determining if the local supplier of water, gas and electricity can supply the needs of Tenant and whether or not the existing water, gas and electrical distribution systems within the Building and the Leased Premises are adequate for Tenant's needs. Tenant shall be responsible for determining if the existing sanitary and storm sewer systems now servicing the Leased Premises and the Property are adequate for Tenant's needs. Tenant shall pay all charges for water, gas, electricity and storm and sanitary sewer services as so supplied to the Leased Premises, irrespective of whether or not the services are maintained in Landlord's or Tenant's name.

5.3 SECURITY. Tenant acknowledges that Landlord has not undertaken any duty whatsoever to provide security for the Leased Premises, the Building, the Outside Areas or the Property and, accordingly, Landlord is not responsible for the security of same or the protection of Tenant's property or Tenant's employees, invitees or contractors. To the extent Tenant determines that such security or protection services are advisable or necessary, Tenant shall arrange for and pay the costs of providing same.

5.4 ENERGY AND RESOURCE CONSUMPTION. Landlord may voluntarily cooperate in a reasonable manner with the efforts of governmental agencies and/or utility suppliers in reducing energy or other resource consumption within the Property. Tenant shall not be entitled to terminate this Lease or to any reduction in or abatement of rent by reason of such compliance or cooperation. Tenant agrees at all times to cooperate fully with Landlord and to abide by all reasonable rules established by Landlord (i) in order to maximize the efficient operation of the electrical, heating, ventilating and air conditioning systems and all other energy or other resource consumption systems with the Property and/or (ii) in order to comply with the requirements and recommendations of utility suppliers and governmental agencies regulating the consumption of energy and/or other resources.

5.5 LIMITATION OF LANDLORD'S LIABILITY. Landlord shall not be liable to Tenant for injury to Tenant, its employees, agents, invitees or contractors, damage to Tenant's property or loss of Tenant's business or profits, nor shall Tenant be entitled to terminate this Lease or to any reduction in or abatement of rent by reason of (i) Landlord's failure to provide security services or systems within the Property for the protection of the Leased Premises, the Building or the Outside Areas, or the protection of Tenant's property or Tenant's employees, invitees, agents or contractors, or (ii) Landlord's failure to perform any maintenance or repairs to the Leased Premises, the Building, the Outside Areas or the Property until Tenant shall have first notified Landlord, in writing, of the need for such maintenance or repairs, and then only after Landlord shall have had a reasonable period of time following its receipt of such notice within which to perform such maintenance or repairs, or (iii) any failure, interruption, rationing or other curtailment in the supply of water, electric current, gas or other utility service to the Leased Premises, the Building, the Outside Areas or the Property from whatever cause (other than to the extent caused by Landlord's active negligence or willful misconduct), or (iv) the unauthorized intrusion or entry into the Leased Premises by third parties (other than Landlord).


                                    ARTICLE 6

                          ALTERATIONS AND IMPROVEMENTS

6.1 BY TENANT. Tenant shall not make any alterations to or modifications of the Leased Premises or construct any improvements within the Leased Premises until Landlord shall have first approved, in writing, the plans and specifications therefor, which approval shall not be unreasonably withheld or delayed. Landlord's approval shall be deemed given if not denied by Landlord in a written notice to Tenant delivered within fifteen (15) days following receipt of Tenant's written request. Tenant's written request shall also contain a request for Landlord to elect whether or not it will require Tenant to remove the subject alterations, modifications or improvements at the expiration or earlier termination of this Lease. If such additional request is not included, Landlord may make such election at the expiration or earlier termination of this Lease (and for purposes of Tenant's removal obligations set forth in Section 2.6 above, Landlord shall be deemed to have made the election at the time the alterations, modifications or improvements were completed). Notwithstanding the foregoing, in the event Tenant exercises the First Expansion Option (as hereafter defined), Tenant shall have the right, at its sole cost and expense, subject to the prior written approval of Landlord (which approval shall not be unreasonably withheld or delayed) to construct a covered open walkway between the Building and the 1184 Building (as hereafter defined) and Tenant shall not be required to remove such walkway upon the termination of this Lease. All modifications, alterations or improvements, once approved by Landlord, shall be made, constructed or installed by Tenant at Tenant's expense (including all permit fees and governmental charges related thereto), using a licensed contractor first approved by Landlord, in substantial compliance with the Landlord-approved plans and specifications therefor. All work undertaken by Tenant shall be done in accordance with all Laws and in a good and workmanlike manner using new materials of good quality. Tenant shall not commence the making of any such modifications or alterations or the



                                      11.

construction of any such improvements until (i) all required governmental approvals and permits shall have been obtained, (ii) all requirements regarding insurance imposed by this Lease have been satisfied, (iii) Tenant shall have given Landlord at least five business days prior written notice of its intention to commence such work so that Landlord may post and file notices of non-responsibility, and (iv) if requested by Landlord, Tenant shall have obtained contingent liability and broad form builder's risk insurance in an amount satisfactory to Landlord in its reasonable discretion to cover any perils relating to the proposed work not covered by insurance carried by Tenant pursuant to Article 9. In no event shall Tenant make any modification, alterations or improvements whatsoever to the Outside Areas or the exterior or structural components of the Building including, without limitation, any cuts or penetrations in the floor, roof or exterior walls of the Leased Premises (except to the extent Tenant has obtained Landlord's approval pursuant to Section 4.2). As used in this Article, the term "modifications, alterations and/or improvements" shall include, without limitation, the installation of additional electrical outlets, overhead lighting fixtures, drains, sinks, partitions, doorways, or the like. Notwithstanding the foregoing, Tenant, without Landlord's prior written consent, shall be permitted to make non-structural alterations to the Building, provided that: (a) such alterations do not exceed $20,000 individually, (b) Tenant shall timely provide Landlord the notice required pursuant to Paragraph 4.9 above, (c) Tenant shall notify Landlord in writing within thirty (30) days of completion of the alteration and deliver to Landlord a set of the plans and specifications therefor, either "as built" or marked to show construction changes made, and (d) Tenant shall, upon Landlord's request, remove the alteration at the termination of the Lease and restore the Leased Premises to their condition prior to such alteration.

6.2 OWNERSHIP OF IMPROVEMENTS. All modifications, alterations and improvements made or added to the Leased Premises by Tenant (other than Tenant's inventory, equipment, movable furniture, wall decorations and trade fixtures) shall be deemed real property and a part of the Leased Premises, but shall remain the property of Tenant during the Lease. Any such modifications, alterations or improvements, once completed, shall not be altered or removed from the Leased Premises during the Lease Term without Landlord's written approval first obtained in accordance with the provisions of Paragraph 6.1 above. At the expiration or sooner termination of this Lease, all such modifications, alterations and improvements other than Tenant's inventory, equipment, movable furniture, wall decorations and trade fixtures, shall automatically become the property of Landlord and shall be surrendered to Landlord as part of the Leased Premises as required pursuant to Article 2, unless Landlord shall require Tenant to remove any of such modifications, alterations or improvements in accordance with the provisions of Article 2, in which case Tenant shall so remove same. Landlord shall have no obligations to reimburse Tenant for all or any portion of the cost or value of any such modifications, alterations or improvements so surrendered to Landlord. All modifications, alterations or improvements which are installed or constructed on or attached to the Leased Premises by Landlord and/or at Landlord's expense shall be deemed real property and a part of the Leased Premises and shall be property of Landlord. All lighting, plumbing, electrical, heating, ventilating and air conditioning fixtures, partitioning, window coverings, wall coverings and floor coverings installed by Tenant shall be deemed improvements to the Leased Premises and not trade fixtures of Tenant. Landlord shall have no lien or interest whatsoever in any of Tenant's property or equipment located in the Leased Premises or elsewhere, and Landlord waives any such liens and interests and Landlord hereby agrees to execute a Landlord Waiver with respect thereto in favor of any lender or equipment lessor of Tenant strictly in the form attached as Exhibit F.

6.3 ALTERATIONS REQUIRED BY LAW. Tenant shall make all modifications, alterations and improvements to the Leased Premises, at its sole cost, that are required by any Law because of (i) Tenant's use or occupancy of the Leased Premises, the Building, the Outside Areas or the Property, (ii) Tenant's application for any permit or governmental approval, or (iii) Tenant's making of any modifications, alterations or improvements to or within the Leased Premises. If Landlord shall, at any time during the Lease Term, be required by any governmental authority to make any modifications, alterations or improvements to the Building or the Property, the cost incurred by Landlord in making such modifications, alterations or improvements, including interest at a rate equal to the greater of (a) 12%, or (b) the sum of that rate quoted by Wells Fargo Bank, N.T. & S.A. from time to time as its prime rate, plus two percent (2%) ("Wells Prime Plus Two") (but in no event more than the maximum interest rate permitted by law), shall be amortized by Landlord over the useful life of such modifications, alterations or improvements, as determined in accordance with generally accepted accounting principles, and the monthly amortized cost of such modifications, alterations and improvements as so amortized shall be considered a Property Maintenance Cost.

6.4 LIENS. Tenant shall keep the Property and every part thereof free from any lien, and shall pay when due all bills arising out of any work performed, materials furnished, or obligations incurred by Tenant, its agents, employees or contractors relating to the Property. If any such claim of lien is recorded against Tenant's interest in this Lease, the Property or any part thereof, Tenant shall bond against, discharge or otherwise cause such lien to be entirely released within ten days after the same has been recorded. Tenant's failure to do so shall be conclusively deemed a material default under the terms of this Lease.


                                    ARTICLE 7

                       ASSIGNMENT AND SUBLETTING BY TENANT

7.1 BY TENANT. Tenant shall not sublet the Leased Premises or any portion thereof or assign its interest in this Lease, whether voluntarily or by operation of Law, without Landlord's prior written consent which shall not be unreasonably withheld. Any attempted subletting or assignment without Landlord's prior written consent, at Landlord's election, shall constitute a default by Tenant under the terms of this Lease. The acceptance of rent by Landlord from any person or entity other than Tenant, or the acceptance of rent by Landlord from Tenant with knowledge of a violation of the provisions of this paragraph, shall not be deemed to be a waiver by Landlord of any provision of this Article or this Lease or to be a consent to any subletting by Tenant or any assignment of Tenant's interest in this Lease. Without limiting the circumstances in which it may be reasonable for Landlord to withhold its



                                      12.

consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent in the following instances:

         (a) the proposed assignee or sublessee is a governmental agency;

         (b) in Landlord's reasonable judgment, the use of the Leased Premises by the proposed assignee or sublessee would involve occupancy by other than a Permitted Use as set forth in Article 1, would entail any alterations which would lessen the value of the leasehold improvements in the Leased Premises, or would require increased services by Landlord;

         (c) in Landlord's reasonable judgment, the financial worth of the proposed assignee is less than that of Tenant or does not meet the credit standards applied by Landlord at the time of the proposed assignment;

         (d) the proposed assignee or sublessee (or any of its affiliates) has been in material default under a lease, has been in litigation with a previous landlord due to a default under a lease, or in the ten years prior to the assignment or sublease has filed for bankruptcy protection, has been the subject of an involuntary bankruptcy, or has been adjudged insolvent;

         (e) Landlord has experienced a previous default by or is in litigation with the proposed assignee or sublessee;

         (f) in Landlord's reasonable judgment, the Leased Premises, or the relevant part thereof, will be used in a manner that will violate any negative covenant as to use contained in this Lease;

         (g) the use of the Leased Premises by the proposed assignee or sublessee will violate any applicable law, ordinance or regulation;

         (h) the proposed assignment or sublease fails to include all of the terms and provisions required to be included therein pursuant to this Article 7;

         (i) Tenant is in default of any obligation of Tenant under this Lease, or Tenant has defaulted on any of its payment obligations under this Lease on three or more occasions during the 12 months preceding the date that Tenant shall request consent; or

         (j) in the case of a subletting of less than the entire Leased Premises, if the subletting would result in the division of any floor of the Building into more than two subleased parcels or would require improvements to be made outside of the Leased Premises.

7.2 MERGER, REORGANIZATION, OR SALE OF ASSETS. Each of the following shall be deemed a voluntary assignment of Tenant's interest in this Lease: (a) dissolution, merger, consolidation or other reorganization of Tenant; or (b) at any time that the capital stock of Tenant is not publicly traded on a recognized exchange, the sale or transfer in one or more transactions to one or more related parties of a controlling percentage of the capital stock of Tenant; or
(c) or the sale or transfer of all or substantially all of the assets of Tenant. The phrase "controlling percentage" means the ownership of and the right to vote stock possessing more than fifty percent of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for the election of directors. If Tenant is a partnership, a withdrawal or change, voluntary, involuntary or by operation of Law, of any general partner, or the dissolution of the partnership, shall be deemed a voluntary assignment of Tenant's interest in this Lease. Notwithstanding the foregoing, Tenant (or any Permitted Assignee, as defined herein) may, without Landlord's prior written consent and without being subject to any of the provisions of this Article 7, including without limitation, Landlord's right to recapture any portion of the Leased Premises, sublet the Leased Premises or assign this Lease to (individually, a "Permitted Assignee," collectively, "Permitted Assignees"): (i) a subsidiary, affiliate, division, corporation or joint venture controlling, controlled by or under common control with Tenant; or (ii) a successor corporation related to Tenant by merger, consolidation, nonbankruptcy reorganization, or government action; or (iii) a purchaser of all or substantially all of the assets of Tenant; provided that either (1) Tenant shall remain primarily liable under the Lease (except in the event it is not the surviving entity in the merger) or (2) that any Permitted Assignee under (i),
(ii) or (iii) above has a net worth equal to or greater than Tenant and does not have any contingent or off-balance sheet liabilities that make it less credit worthy than Tenant. In the event any proposed assignee or subtenant under (i),
(ii) or (iii) above has a net worth less than Tenant or has contingent or off-balance sheet liabilities that make it less credit worthy than Tenant, Landlord's consent (pursuant to Section 7.1 above) shall be required and all of the terms and conditions of this Article 7 shall apply, except that Landlord shall not be entitled to terminate this Lease pursuant to Section 7.3, and Landlord shall not be entitled to any assignment consideration or excess rentals pursuant to Section 7.5 of this Lease. If any proposed assignee or subtenant under (i), (ii) or (iii) above does not qualify as a Permitted Assignee because it has a net worth which is less than Tenant or has contingent or off-balance sheet liabilities that make it less creditworthy than Tenant, then in the event Landlord nevertheless consents (pursuant to the provisions of Section 7.1 above) to such proposed assignee or subtenant, such proposed assignee or subtenant shall constitute a Permitted Assignee under this Lease.

7.3 LANDLORD'S ELECTION. If Tenant shall desire to assign its interest under the Lease or to sublet the Leased Premises, Tenant must first notify Landlord, in writing, of its intent to so assign or sublet, at least thirty (30) days in advance of the date it intends to so assign its interest in this Lease or sublet the Leased Premises but not sooner than one hundred eighty days in advance of such date, specifying in detail the terms of such proposed assignment or subletting, including the name of the proposed assignee or sublessee, the property assignee's or sublessee's intended



                                      13.

use of the Leased Premises, current financial statements (including a balance sheet, income statement and statement of cash flow, all prepared in accordance with generally accepted accounting principles) of such proposed assignee or sublessee, the form of documents to be used in effectuating such assignment or subletting and such other information as Landlord may reasonably request. Landlord shall have a period of ten (10) business days following receipt of such notice and the required information within which to do one of the following: (i) consent to such requested assignment or subletting subject to Tenant's compliance with the conditions set forth in Paragraph 7.4 below, or (ii) refuse to so consent to such requested assignment or subletting, provided that such consent shall not be unreasonably refused, or (iii) in the case of an assignment of this Lease or sublet of 100% of the Leased Premises, terminate this Lease. During such ten (10) business day period, Tenant covenants and agrees to supply to Landlord, upon request, all necessary or relevant information which Landlord may reasonably request respecting such proposed assignment or subletting and/or the proposed assignee or sublessee. Notwithstanding the foregoing, if Landlord elects to terminate the Lease as provided herein, Landlord shall notify Tenant thereof during such ten (10) business day period and Tenant shall have ten (10) business days thereafter to either (i) accept Landlord's termination or (ii) rescind its request for consent to the assignment or subletting, in which case the Lease shall continue in full force and effect between Tenant and Landlord.

7.4 CONDITIONS TO LANDLORD'S CONSENT. If Landlord elects to consent, or shall have been ordered to so consent by a court of competent jurisdiction, to such requested assignment or subletting, such consent shall be expressly conditioned upon the occurrence of each of the conditions below set forth, and any purported assignment or subletting made or ordered prior to the full and complete satisfaction of each of the following conditions shall be void and, at the election of Landlord, which election may be exercised at any time following such a purported assignment or subletting but prior to the satisfaction of each of the stated conditions, shall constitute a material default by Tenant under this Lease until cured by satisfying in full each such condition by the assignee or sublessee. The conditions are as follows:

         (a) Landlord having approved in form and substance the assignment or sublease agreement and any ancillary documents, which approval shall not be unreasonably withheld by Landlord if the requirements of this Article 7 are otherwise complied with.

         (b) Each such sublessee or assignee having agreed, in writing satisfactory to Landlord and its counsel and for the benefit of Landlord, to assume, to be bound by, and to perform the obligations of this Lease to be performed by Tenant which relate to space being subleased.

         (c) Tenant having fully and completely performed all of its obligations under the terms of this Lease through and including the date of such assignment or subletting.

         (d) Tenant having reimbursed to Landlord all reasonable costs and reasonable attorneys' fees incurred by Landlord in conjunction with the processing and documentation of any such requested subletting or assignment.

         (e) Tenant having delivered to Landlord a complete and fully-executed duplicate original of such sublease agreement or assignment agreement (as applicable) and all related agreements.

         (f) Tenant having paid, or having agreed in writing to pay as to future payments, to Landlord fifty percent (50%) of all assignment consideration or excess rentals to be paid to Tenant or to any other on Tenant's behalf or for Tenant's benefit for such assignment or subletting as follows:

             (i) If Tenant assigns its interest under this Lease and if all or a portion of the consideration for such assignment is to be paid by the assignee at the time of the assignment, that Tenant shall have paid to Landlord and Landlord shall have received an amount equal to fifty percent (50%) of the assignment consideration so paid or to be paid (whichever is the greater) at the time of the assignment by the assignee; or

             (ii) If Tenant assigns its interest under this Lease and if Tenant is to receive all or a portion of the consideration for such assignment in future installments, that Tenant and Tenant's assignee shall have entered into a written agreement with and for the benefit of Landlord satisfactory to Landlord and its counsel whereby Tenant and Tenant's assignee jointly agree to pay to Landlord an amount equal to fifty percent (50%) of all such future assignment consideration installments to be paid by such assignee as and when such assignment consideration is so paid.

             (iii) If Tenant subleases the Leased Premises, that Tenant and Tenant's sublessee shall have entered into a written agreement with and for the benefit of Landlord satisfactory to Landlord and its counsel whereby Tenant and Tenant's sublessee jointly agree to pay to Landlord fifty percent (50%) of all excess rentals to be paid by such sublessee as and when such excess rentals are so paid.

7.5 ASSIGNMENT CONSIDERATION AND EXCESS RENTALS DEFINED. For purposes of this Article, including any amendment to this Article by way of addendum or other writing, the term "assignment consideration" shall mean all consideration to be paid by the assignee to Tenant or to any other party on Tenant's behalf or for Tenant's benefit as consideration for such assignment, after deduction for reasonable leasing commissions and reasonable legal fees incurred by Tenant in connection with such assignment and, during the first six (6) years of the Lease Term, the cost of tenant improvements made by Tenant at Tenant's sole cost and expense to prepare the Leased Premises for the assignee, but without deduction for any other costs or expenses, and the term "excess rentals" shall mean all consideration to be paid by the sublessee to Tenant or to any other party on Tenant's behalf or for Tenant's benefit for the sublease of the Leased Premises in excess of the rent due to Landlord under the terms of this Lease for the



                                      14.

same period, after deduction for reasonable leasing commissions and reasonable legal fees incurred by Tenant in connection with such sublease and, during the first six (6) years of the Lease Term, the cost of tenant improvements made by Tenant at Tenant's sole cost and expense to prepare the Leased Premises for the subtenant, but without deduction for any other costs or expenses. Tenant agrees that the portion of any assignment consideration and/or excess rentals arising from any assignment or subletting by Tenant which is to be paid to Landlord pursuant to this Article now is and shall then be the property of Landlord and not the property of Tenant.

7.6 PAYMENTS. All payments required by this Article to be made to Landlord shall be made in cash in full as and when they become due. At the time Tenant, Tenant's assignee or sublessee makes each such payment to Landlord, Tenant or Tenant's assignee or sublessee, as the case may be, shall deliver to Landlord an itemized statement in reasonable detail showing the method by which the amount due Landlord was calculated and certified by the party making such payment as true and correct.

7.7 GOOD FAITH. The rights granted to Tenant by this Article are granted in consideration of Tenant's express covenant that all pertinent allocations which are made by Tenant between the rental value of the Leased Premises and the value of any of Tenant's personal property which may be conveyed or leased generally concurrently with and which may reasonably be considered a part of the same transaction as the permitted assignment or subletting shall be made fairly, honestly and in good faith. If Tenant shall breach this covenant, Landlord may immediately declare Tenant to be in default under the terms of this Lease and terminate this Lease and/or exercise any other rights and remedies Landlord would have under the terms of this Lease in the case of a material default by Tenant under this Lease.

7.8 EFFECT OF LANDLORD'S CONSENT. No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its personal and primary obligation to pay rent and to perform all of the other obligations to be performed by Tenant hereunder. Consent by Landlord to one or more assignments of Tenant's interest in this Lease or to one or more sublettings of the Leased Premises shall not be deemed to be a consent to any subsequent assignment or subletting. If Landlord shall have been ordered by a court of competent jurisdiction to consent to a requested assignment or subletting, or such an assignment or subletting shall have been ordered by a court of competent jurisdiction over the objection of Landlord, such assignment or subletting shall not be binding between the assignee (or sublessee) and Landlord until such time as all conditions set forth in Paragraph 7.4 above have been fully satisfied (to the extent not then satisfied) by the assignee or sublessee, including, without limitation, the payment to Landlord of all agreed assignment considerations and/or excess rentals then due Landlord.


                                    ARTICLE 8

                LIMITATION ON LANDLORD'S LIABILITY AND INDEMNITY

8.1 LIMITATION ON LANDLORD'S LIABILITY AND RELEASE. Landlord shall not be liable to Tenant for, and Tenant hereby releases Landlord and its partners, principals, members, officers, agents, employees, lenders, attorneys, and consultants from, any and all liability, whether in contract, tort or on any other basis, for any injury to or any damage sustained by Tenant, Tenant's agents, employees, contractors or invitees, any damage to Tenant's property, or any loss to Tenant's business, loss of Tenant's profits or other financial loss of Tenant resulting from or attributable to the condition of, the management of, the repair or maintenance of, the protection of, the supply of services or utilities to, the damage in or destruction of the Leased Premises, the Building, the Property or the Outside Areas, including without limitation (i) the failure, interruption, rationing or other curtailment or cessation in the supply of electricity, water, gas or other utility service to the Property, the Building or the Leased Premises; (ii) the vandalism or forcible entry into the Building or the Leased Premises; (iii) the penetration of water into or onto any portion of the Leased Premises; (iv) the failure to provide security and/or adequate lighting in or about the Property, the Building or the Leased Premises, (v) the existence of any design or construction defects within the Property, the Building or the Leased Premises; (vi) the failure of any mechanical systems to function properly (such as the HVAC systems); (vii) the blockage of access to any portion of the Property, the Building or the Leased Premises, except that Tenant does not so release Landlord from such liability to the extent such damage was proximately caused by Landlord's active negligence, willful misconduct, or Landlord's failure to perform an obligation expressly undertaken pursuant to this Lease after a reasonable period of time shall have lapsed following receipt of written notice from Tenant to so perform such obligation. In this regard, Tenant acknowledges that it is fully apprised of the provisions of Law relating to releases, and particularly to those provisions contained in
Section 1542 of the California Civil Code which reads as follows:

             "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

Notwithstanding such statutory provision, and for the purpose of implementing a full and complete release and discharge, Tenant hereby (i) waives the benefit of such statutory provision and (ii) acknowledges that, subject to the exceptions specifically set forth herein, the release and discharge set forth in this paragraph is a full and complete settlement and release and discharge of all claims and is intended to include in its effect, without limitation, all claims which Tenant, as of the date hereof, does not know of or suspect to exist in its favor.

8.2 TENANT'S INDEMNIFICATION OF LANDLORD. Tenant shall defend with competent counsel satisfactory to Landlord any claims made or legal actions filed or threatened against Landlord with respect to the violation of any Law, or the death, bodily injury, personal injury, property damage, or interference with contractual or property rights suffered by any third party, occurring within the Leased Premises or resulting from Tenant's use or occupancy of



                                      15.

the Leased Premises, the Building or the Outside Areas, or resulting from Tenant's activities in or about the Leased Premises, the Building, the Outside Areas or the Property, and Tenant shall indemnify and hold Landlord, Landlord's partners, principals, members, employees, agents and contractors harmless from any loss liability, penalties, or expense whatsoever (including any loss attributable to vacant space which otherwise would have been leased, but for such activities) resulting therefrom, except to the extent proximately caused by the active negligence or willful misconduct of Landlord or Landlord's failure to perform an obligation expressly undertaken pursuant to this Lease after a reasonable period of time shall have lapsed following receipt of written notice from Tenant to so perform such obligation. This indemnity agreement shall survive the expiration or sooner termination of this Lease.


                                    ARTICLE 9

                                    INSURANCE

9.1 TENANT'S INSURANCE. Tenant shall maintain insurance complying with all of the following:

         (a) Tenant shall procure, pay for and keep in full force and effect, at all times during the Lease Term, the following:

             (i) Comprehensive general liability insurance insuring Tenant against liability for personal injury, bodily injury, death and damage to property occurring within the Leased Premises, or resulting from Tenant's use or occupancy of the Leased Premises, the Building, the Outside Areas or the Property, or resulting from Tenant's activities in or about the Leased Premises or the Property, with coverage in an amount equal to Tenant's Required Liability Coverage (as set forth in Article 1), which insurance shall contain a "broad form liability" endorsement insuring Tenant's performance of Tenant's obligations to indemnify Landlord as contained in this Lease.

             (ii) Fire and property damage insurance in so-called "fire and extended coverage" form insuring Tenant against loss from physical damage to Tenant's personal property, inventory, trade fixtures and improvements within the Leased Premises with coverage for the full actual replacement cost thereof;

             (iii) Plate glass insurance, at actual replacement cost;

             (iv) Pressure vessel insurance, if applicable;

             (v) Workers' compensation insurance and any other employee benefit insurance sufficient to comply with all laws; and

             (vi) With respect to making of alterations or the construction of improvements or the like undertaken by Tenant, contingent liability and builder's risk insurance, in an amount and with coverage reasonably satisfactory to Landlord.

         (b) Each policy of liability insurance required to be carried by Tenant pursuant to this paragraph or actually carried by Tenant with respect to the Leased Premises or the Property: (i) shall, except with respect to insurance required by subparagraph (a)(vi) above, name Landlord, and such others as are designated by Landlord, as additional insureds; (ii) shall be primary insurance providing that the insurer shall be liable for the full amount of the loss, up to and including the total amount of liability set forth in the declaration of coverage, without the right of contribution from or prior payment by any other insurance coverage of Landlord; (iii) shall be in a form satisfactory to Landlord; (iv) shall be carried with companies reasonably acceptable to Landlord with Best's ratings of at least A and XI; (v) shall provide that such policy shall not be subject to cancellation, lapse or change except after at least thirty days prior written notice to Landlord, and (vi) shall contain a so-called "severability" or "cross liability" endorsement. Each policy of property insurance maintained by Tenant with respect to the Leased Premises or the Property or any property therein (i) shall provide that such policy shall not be subject to cancellation, lapse or change except after at least thirty days prior written notice to Landlord and (ii) shall contain a waiver and/or a permission to waive by the insurer of any right of subrogation against Landlord, its partners, principals, members, officers, employees, agents and contractors, which might arise by reason of any payment under such policy or by reason of any act or omission of Landlord, its partners, principals, members, officers, employees, agents and contractors.

         (C) Prior to the time Tenant or any of its contractors enters the Leased Premises, Tenant shall deliver to Landlord, with respect to each policy of insurance required to be carried by Tenant pursuant to this Article, a copy of such policy (appropriately authenticated by the insurer as having been issued, premium paid) or a certificate of the insurer certifying in form satisfactory to Landlord that a policy has been issued, premium paid, providing the coverage required by this Paragraph and containing the provisions specified herein. With respect to each renewal or replacement of any such insurance, the requirements of this Paragraph must be complied with not less than thirty days prior to the expiration or cancellation of the policies being renewed or replaced. Landlord may, at any time and from time to time, inspect and/or copy any and all insurance policies required to be carried by Tenant pursuant to this Article. If Landlord's Lender, insurance broker, advisor or counsel reasonably determines at any time that the amount of coverage set forth in Paragraph 9.1(a) for any policy of insurance Tenant is required to carry pursuant to this Article is not adequate, then Tenant shall increase the amount of coverage for such insurance to such greater amount as Landlord's Lender, insurance broker, advisor or counsel reasonably deems adequate.

9.2 LANDLORD'S INSURANCE. With respect to insurance maintained by Landlord:



                                      16.

         (a) Landlord shall maintain, as the minimum coverage required of it by this Lease, fire and property damage insurance in so-called "fire and extended coverage" form insuring Landlord (and such others as Landlord may designate) against loss from physical damage to the Building with coverage of not less than one hundred percent (100%) of the full actual replacement cost thereof and against loss of rents for a period of not less than six months. Such fire and property damage insurance, at Landlord's election but without any requirements on Landlord's behalf to do so, (i) may be written in so-called "all risk" form, excluding only those perils commonly excluded from such coverage by Landlord's then property damage insurer; (ii) may provide coverage for physical damage to the improvements so insured for up to the entire full actual replacement cost thereof; (iii) may be endorsed to cover loss or damage caused by any additional perils against which Landlord may elect to insure, including earthquake and/or flood; and/or (iv) may provide coverage for loss of rents for a period of up to twelve months. Landlord shall not be required to cause such insurance to cover any of Tenant's personal property, inventory, and trade fixtures, or any modifications, alterations or improvements made or constructed by Tenant to or within the Leased Premises. Landlord shall use commercially reasonable efforts to obtain such insurance at competitive rates.

         (b) Landlord shall maintain comprehensive general liability insurance insuring Landlord (and such others as are designated by Landlord) against liability for personal injury, bodily injury, death, and damage to property occurring in, on or about, or resulting from the use or occupancy of the Property, or any portion thereof, with combined single limit coverage of at least Three Million Dollars ($3,000,000). Landlord may carry such greater coverage as Landlord or Landlord's Lender, insurance broker, advisor or counsel may from time to time determine is reasonably necessary for the adequate protection of Landlord and the Property.

         (c) Landlord may maintain any other insurance which in the opinion of its insurance broker, advisor or legal counsel is prudent in carry under the given circumstances, provided such insurance is commonly carried by owners of property similarly situated and operating under similar circumstances.

9.3 MUTUAL WAIVER OF SUBROGATION. Landlord hereby releases Tenant, and Tenant hereby releases Landlord and its respective partners, principals, members, officers, agents, employees and servants, from any and all liability for loss, damage or injury to the property of the other in or about the Leased Premises or the Property which is caused by or results from a peril or event or happening which is covered by insurance actually carried and in force at the time of the loss by the party sustaining such loss; provided, however, that such waiver shall be effective only to the extent permitted by the insurance covering such loss and to the extent such insurance is not prejudiced thereby.


                                   ARTICLE 10

                            DAMAGE TO LEASED PREMISES

10.1 LANDLORD'S DUTY TO RESTORE. If the Leased Premises, the Building or the Outside Area are damaged by any peril after the Effective Date of this Lease, Landlord shall restore the same, as and when required by this paragraph, unless this Lease is terminated by Landlord pursuant to Paragraph 10.3 or by Tenant pursuant to Paragraph 10.4. If this Lease is not so terminated, then upon the issuance of all necessary governmental permits, Landlord shall commence and diligently prosecute to completion the restoration of the Leased Premises, the Building or the Outside Area, as the case may be, to the extent then allowed by law, to substantially the same condition in which it existed as of the Lease Commencement Date. Landlord's obligation to restore shall be limited to the improvements constructed by Landlord. Landlord shall have no obligation to restore any Improvements made by Tenant to the Leased Premises or any of Tenant's personal property, inventory or trade fixtures. Upon completion of the restoration by Landlord, Tenant shall forthwith replace or fully repair all of Tenant's personal property, inventory, trade fixtures and other improvements constructed by Tenant to like or similar conditions as existed at the time immediately prior to such damage or destruction.

10.2 INSURANCE PROCEEDS. All insurance proceeds available from the fire and property damage insurance carried by Landlord shall be paid to and become the property of Landlord. If this Lease is terminated pursuant to either Paragraph
10.3 or 10.4, all insurance proceeds available from insurance carried by Tenant which cover loss of property that is Landlord's property or would become Landlord's property on termination of this Lease shall be paid to and become the property of Landlord, and the remainder of such proceeds shall be paid to and become the property of Tenant. If this Lease is not terminated pursuant to either Paragraph 10.3 or 10.4, all insurance proceeds available from insurance carried by Tenant which cover loss to property that is Landlord's property shall be paid to and become the property of Landlord, and all proceeds available from such insurance which cover loss to property which would only become the property of Landlord upon the termination of this Lease shall be paid to and remain the property of Tenant. The determination of Landlord's property and Tenant's property shall be made pursuant to Paragraph 6.2.

10.3 LANDLORD'S RIGHT TO TERMINATE. Landlord shall have the option to terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Tenant of a written notice of election to terminate within thirty days after the date of such damage or destruction:

         (a) The Building is damaged by any peril covered by valid and collectible insurance actually carried by Landlord and in force at the time of such damage or destruction or by any peril which would have been covered by the insurance Landlord is required to maintain pursuant to Section 9.2 (an "Insured Peril") to such an extent that the estimated cost to restore the Building exceeds the lesser of (i) the insurance proceeds available from insurance actually carried by Landlord (or which Landlord was required to carry pursuant to Section 9.2(a) hereof) plus the amount of any deductible (up to a maximum amount of five percent (5%) of the replacement cost of the Building),



                                      17.

plus any amount that the Tenant agrees in writing to contribute towards restoration, or (ii) fifty percent of the then actual replacement cost of the Building;

         (b) The Building is damaged by an uninsured peril, which peril Landlord was not required to insure against pursuant to the provisions of Article 9 of this Lease, provided, however, that, subject to the requirements of the holder of any deed of trust encumbering the Property, Landlord shall not have the right to terminate this Lease if Tenant notifies Landlord, within thirty (30) days after Tenant receives Landlord's written notice of termination pursuant to this
Section 10.3, that Tenant will pay for the cost of restoration of the Leased Premises, in excess of any insurance proceeds to be received by Landlord.

         (c) The Building is damaged by any peril and, because of the laws then in force, the Building (i) cannot be restored at reasonable cost or (ii) if restored, cannot be used for the same use being made thereof before such damage.

10.4 TENANT'S RIGHT TO TERMINATE. If the Leased Premises, the Building or the Outside Area are damaged by any peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to this Article, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Landlord may be complete. Tenant shall have the option to terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Landlord of a written notice of election to terminate within seven days after Tenant receives from Landlord the estimate of the time needed to complete such restoration:

         (a) If the time estimated to substantially complete the restoration exceeds nine (9) months from and after the date the architect's or construction consultant's written opinion is delivered; or

         (b) If the damage occurred within twelve months of the last day of the Lease Term and the time estimated to substantially complete the restoration exceeds one hundred eighty days from and after the date such restoration is commenced.

10.5 TENANT'S WAIVER. Landlord and Tenant agree that the provisions of Paragraph
10.4 above, captioned "Tenant's Right To Terminate", are intended to supersede and replace the provisions contained in California Civil Code, Section 1932, Subdivision 2, and California Civil Code, Section 1934, and accordingly, Tenant hereby waives the provisions of such Civil Code Sections and the provisions of any successor Civil Code Sections or similar laws hereinafter enacted.

10.6 ABATEMENT OF RENT. In the event of damage to the Leased Premises which does not result in the termination of this Lease, the Base Monthly Rent (and any Additional Rent) shall be temporarily abated during the period of restoration in proportion in the degree to which Tenant's use of the Leased Premises is impaired by such damage.


                                   ARTICLE 11

                                  CONDEMNATION

11.1 TENANT'S RIGHT TO TERMINATE. Except as otherwise provided in Paragraph 11.4 below regarding temporary takings, Tenant shall have the option to terminate this Lease if, as a result of any taking, (i) all of the Leased Premises is taken, or (ii) twenty-five percent (25%) or more of the Leased Premises is taken and the part of the Leased Premises that remains cannot, within a reasonable period of time, be made reasonably suitable for the continued operation of Tenant's business, or (iii) or a portion of the Outside Area is taken such that the parking available to Tenant is reduced by more than twenty percent (20%), and the Landlord does not, within a reasonable period of time, provide alternative parking arrangements within a reasonable walking distance of the Leased Premises. Tenant must exercise such option within a reasonable period of time, to be effective on the later to occur of (i) the date that possession of that portion of the Leased Premises that is condemned is taken by the condemnor or (ii) the date Tenant vacated the Leased Premises.

11.2 LANDLORD'S RIGHT TO TERMINATE. Except as otherwise provided in Paragraph
11.4 below regarding temporary takings, Landlord shall have the option to terminate this Lease if, as a result of any taking, (i) all of the Leased Premises is taken, (ii) twenty-five percent (25%) or more of the Leased Premises is taken and the part of the Leased Premises that remains cannot, within a reasonable period of time, be made reasonably suitable for the continued operation of Tenant's business, or (iii) because of the laws then in force, the Leased Premises may not be used for the same use being made before such taking, whether or not restored as required by Paragraph 11.3 below. Any such option to terminate by Landlord must be exercised within a reasonable period of time, to be effective as of the date possession is taken by the condemnor.

11.3 RESTORATION. If any part of the Leased Premises or the Building is taken and this Lease is not terminated, then Landlord shall, to the extent not prohibited by laws then in force, repair any damage occasioned thereby to the remainder thereof to a condition reasonably suitable for Tenant's continued operations and otherwise, to the extent practicable, in the manner and to the extent provided in Paragraph 10.1.

11.4 TEMPORARY TAKING. If a portion of the Leased Premises is temporarily taken for a period of one year or less and such period does not extend beyond the Lease Expiration Date, this Lease shall remain in effect. If any portion of the Leased Premises is temporarily taken for a period which exceeds one year or which extends beyond the Lease



                                      18.

Expiration Date, then the rights of Landlord and Tenant shall be determined in accordance with Paragraphs 11.1 and 11.2 above.

11.5 DIVISION OF CONDEMNATION AWARD. Any award made for any taking of the Property, the Building, or the Leased Premises, or any portion thereof, shall belong to and be paid to Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any such award; provided, however, that Tenant shall be entitled to receive any portion of the award that is made specifically
(i) for the taking of personal property, inventory or trade fixtures belonging to Tenant, (ii) for the interruption of Tenant's business or its moving costs, or (iii) for the value of any leasehold improvements installed and paid for by Tenant. The rights of Landlord and Tenant regarding any condemnation shall be determined as provided in this Article, and each party hereby waives the provisions of Section 1265.130 of the California Code of Civil Procedure, and the provisions of any similar law hereinafter enacted, allowing either party to petition the Supreme Court to terminate this Lease and/or otherwise allocate condemnation awards between Landlord and Tenant in the event of a taking of the Leased Premises.

11.6 ABATEMENT OF RENT. In the event of a taking of the Leased Premises which does not result in a termination of this Lease (other than a temporary taking), then, as of the date possession is taken by the condemning authority, the Base Monthly Rent shall be reduced in the same proportion that the area of that part of the Leased Premises so taken (less any addition to the area of the Leased Premises by reason of any reconstruction) bears to the area of the Leased Premises immediately prior to such taking.

11.7 TAKING DEFINED. The term "taking" or "taken" as used in this Article 11 shall mean any transfer or conveyance of all or any portion of the Property to a public or quasi-public agency or other entity having the power of eminent domain pursuant to or as a result of the exercise of such power by such an agency, including any inverse condemnation and/or any sale or transfer by Landlord of all or any portion of the Property to such an agency under threat of condemnation or the exercise of such power.


                                   ARTICLE 12

                              DEFAULT AND REMEDIES

12.1 EVENTS OF TENANT'S DEFAULT. Tenant shall be in default of its obligations under this Lease if any of the following events occur:

         (a) Tenant shall have failed to pay Base Monthly Rent or any Additional Rent within three (3) days after notice from Landlord that such rent is past due provided, however, that such notice shall be concurrent with, and not in addition to, any notice required by applicable Laws; or

         (b) Tenant shall have done or permitted to be done any act, use or thing in its use, occupancy or possession of the Leased Premises or the Building or the Outside Areas which is prohibited by the terms of this Lease or Tenant shall have failed to perform any term, covenant or condition of this Lease (except those requiring the payment of Base Monthly Rent or Additional Rent, which failures shall be governed by subparagraph (a) above) within thirty (30) days after written notice from Landlord to Tenant specifying the nature of such failure and requesting Tenant to perform same or within such longer period as is reasonably required in the event such default is curable but not within such thirty (30) day period, provided such cure is promptly commenced within such thirty (30) day period and is thereafter diligently prosecuted to completion; or

         (c) Tenant shall have sublet the Leased Premises or assigned or encumbered its interest in this Lease in violation of the provisions contained in Article 7, whether voluntarily or by operation of law; or

         (d) Tenant shall have abandoned the Leased Premises; or

         (e) Tenant or any Guarantor of this Lease shall have permitted or suffered the sequestration or attachment of, or execution on, or the appointment of a custodian or receiver with respect to, all or any substantial part of the property or assets of Tenant (or such Guarantor) or any property or asset essential to the conduct of Tenant's (or such Guarantor's) business, and Tenant (or such Guarantor) shall have failed to obtain a return or release of the same within thirty days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier; or

         (f) Tenant or any Guarantor of this Lease shall have made a general assignment of all or a substantial part of its assets for the benefit of its creditors; or

         (g) Tenant or any Guarantor of this Lease shall have allowed (or sought) to have entered against it a decree or order which: (i) grants or constitutes an order for relief, appointment of a trustee, or condemnation or a reorganization plan under the bankruptcy laws of the United States; (ii) approves as properly filed a petition seeking liquidation or reorganization under said bankruptcy laws or any other debtor's relief law or similar statute of the United States or any state thereof; or (iii) otherwise directs the winding up or liquidation of Tenant; provided, however, if any decree or order was entered without Tenant's consent or over Tenant's objection, Landlord may not terminate this Lease pursuant to this Subparagraph if such decree or order is rescinded or reversed within thirty days after its original entry; or

         (h) Tenant or any Guarantor of this Lease shall have availed itself of the protection of any debtor's relief law, moratorium law or other similar law which does not require the prior entry of a decree or order.



                                      19.

12.2 LANDLORD'S REMEDIES. In the event of any default by Tenant, and without limiting Landlord's right to indemnification as provided in Article 8.2, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law or otherwise provided in this Lease, to which Landlord may resort cumulatively, or in the alternative:

         (a) Landlord may, at Landlord's election, keep this Lease in effect and enforce, by an action at law or in equity, all of its rights and remedies under this Lease including, without limitation, (i) the right to recover the rent and other sums as they become due by appropriate legal action, (ii) the right to make payments required by Tenant, or perform Tenant's obligations and be reimbursed by Tenant for the cost thereof with interest at the then maximum rate of interest not prohibited by law from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant, and (iii) the remedies of injunctive relief and specific performance to prevent Tenant from violating the terms of this Lease and/or to compel Tenant to perform its obligations under this Lease, as the case may be.

         (b) Landlord may, at Landlord's election, terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date set forth for termination in such notice, in which event Tenant shall immediately surrender the Leased Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Leased Premises and expel or remove Tenant and any other person who may be occupying the Leased Premises or any part thereof, without being liable for prosecution or any claim or damages therefor. Any termination under this subparagraph shall not relieve Tenant from its obligation to pay to Landlord all Base Monthly Rent and Additional Rent then or thereafter due, or any other sums due or thereafter accruing to Landlord, or from any claim against Tenant for damages previously accrued or then or thereafter accruing. In no event shall any one or more of the following actions by Landlord, in the absence of a written election by Landlord to terminate this Lease constitute a termination of this
Lease:

             (i) Appointment of a receiver or keeper in order to protect Landlord's interest hereunder;

             (ii) Consent to any subletting of the Leased Premises or assignment of this Lease by Tenant, whether pursuant to the provisions hereof or otherwise; or

             (iii) Any action taken by Landlord or its partners, principals, members, officers, agents, employees, or servants, which is intended to mitigate the adverse effects of any breach of this Lease by Tenant, including, without limitation, any action taken to maintain and preserve the Leased Premises on any action taken to relet the Leased Premises or any portion thereof for the account at Tenant and in the name of Tenant.

         (c) In the event Tenant breaches this Lease and abandons the Leased Premises, Landlord may terminate this Lease, but this Lease shall not terminate unless Landlord gives Tenant written notice of termination. If Landlord does not terminate this Lease by giving written notice of termination, Landlord may enforce all its rights and remedies under this Lease, including the right and remedies provided by California Civil Code Section 1951.4 ("lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations"), as in effect on the Effective Date of this Lease.

         (d) In the event Landlord terminates this Lease, Landlord shall be entitled, at Landlord's election, to the rights and remedies provided in California Civil Code Section 1951.2, as in effect on the Effective Date of this Lease. For purposes of computing damages pursuant to Section 1951.2, an interest rate equal to the maximum rate of interest then not prohibited by law shall be used where permitted. Such damages shall include, without limitation:

             (i) The worth at the time of the award of the unpaid rent which had been earned at the time of termination;

             (ii) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco, at the time of award plus one percent; and

             (iii) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom, including without limitation, the following: (i) expenses for cleaning, repairing or restoring the Leased Premises, (ii) expenses for altering, remodeling or otherwise improving the Leased Premises for the purpose of reletting, including removal of existing leasehold improvements and/or installation of additional leasehold improvements (regardless of how the same is funded, including reduction of rent, a direct payment or allowance to a new tenant, or otherwise), (iii) broker's fees allocable to the remainder of the term of this Lease, advertising costs and other expenses of reletting the Leased Premises; (iv) costs of carrying and maintaining the Leased Premises, such as taxes, insurance premiums, utility charges and security precautions, (v) expenses incurred in removing, disposing of and/or storing any of Tenant's personal property, inventory or trade fixtures remaining therein; (vi) reasonable attorney's fees, expert witness fees, court costs and other reasonable expenses incurred by Landlord (but not limited to taxable costs) in retaking possession of the Leased Premises, establishing damages hereunder, and releasing the Leased Premises; and (vii) any other expenses, costs or damages otherwise incurred or suffered as a result of Tenant's default.



                                      20.

12.3 LANDLORD'S DEFAULT AND TENANT'S REMEDIES. In the event Landlord fails to perform its obligations under this Lease, Landlord shall nevertheless not be in default under the terms of this Lease until such time as Tenant shall have first given Landlord written notice specifying the nature of such failure to perform its obligations, and then only after Landlord shall have had thirty (30) days following its receipt of such notice within which to perform such obligations; provided that, if longer than thirty (30) days is reasonably required in order to perform such obligations, Landlord shall have such longer period. In the event of Landlord's default as above set forth, then, and only then, Tenant may then proceed in equity or at law to compel Landlord to perform its obligations and/or to recover damages proximately caused by such failure to perform (except as and to the extent Tenant has waived its right to damages as provided in this Lease).

12.4 LIMITATION OF TENANT'S RECOURSE. If Landlord is a corporation, trust, partnership, joint venture, limited liability company, unincorporated association, or other form of business entity, Tenant agrees that (i) the obligations of Landlord under this Lease shall not constitute personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders, or other principals of such business entity, and
(ii) Tenant shall have recourse only to the property of such corporation, trust, partnership, joint venture, limited liability company, unincorporated association, or other form of business entity for the satisfaction of such obligations and not against the assets of such officers, directors, trustees, partners, joint venturers, members, owners, stockholders or principals. Additionally, if Landlord is a partnership or limited liability company, then Tenant covenants and agrees:

         (a) No partner or member of Landlord shall be sued or named as a party in any suit or action brought by Tenant with respect to any alleged breach of this Lease (except to the extent necessary to secure jurisdiction over the partnership and then only for that sole purpose);

         (b) No service of process shall be made against any partner or member of Landlord except for the sole purpose of securing jurisdiction over the partnership; and

         (c) No writ of execution will ever be levied against the assets of any partner or member of Landlord other than to the extent of his or her interest in the assets of the partnership or limited liability company constituting Landlord.

Tenant further agrees that each of the foregoing covenants and agreements shall be enforceable by Landlord and by any partner or member of Landlord and shall be applicable to any actual or alleged misrepresentation or nondisclosure made regarding this Lease or the Leased Premises or any actual or alleged failure, default or breach of any covenant or agreement either expressly or implicitly contained in this Lease or imposed by statute or at common law.

12.5 TENANT'S WAIVER. Landlord and Tenant agree that the provisions of Paragraph
12.3 above are intended to supersede and replace the provisions of California Civil Code Sections 1932(1), 1941 and 1942, and accordingly, Tenant hereby waives the provisions of California Civil Code Sections 1932(1), 1941 and 1942 and/or any similar or successor law regarding Tenant's right to terminate this Lease or to make repairs and deduct the expenses of such repairs from the rent due under this Lease.


                                   ARTICLE 13

                               GENERAL PROVISIONS

13.1 TAXES ON TENANT'S PROPERTY. Tenant shall pay before delinquency any and all taxes, assessments, license fees, use fees, permit fees and public charges of whatever nature or description levied, assessed or imposed against Tenant or Landlord by a governmental agency arising out of, caused by reason of or based upon Tenant's estate in this Lease, Tenant's ownership of property, improvements made by Tenant to the Leased Premises or the Outside Areas, improvements made by Landlord for Tenant's use within the Leased Premises or the Outside Areas, Tenant's use (or estimated use) of public facilities or services or Tenant's consumption (or estimated consumption) of public utilities, energy, water or other resources (collectively, "Tenant's Interest"). Upon demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments. If any such taxes, assessments, fees or public charges are levied against Landlord, Landlord's property, the Building or the Property, or if the assessed value of the Building or the Property is increased by the inclusion therein of a value placed upon Tenant's Interest, regardless of the validity thereof, Landlord shall have the right to require Tenant to pay such taxes, and if not paid and satisfactory evidence of payment delivered to Landlord at least ten days prior to delinquency, then Landlord shall have the right to pay such taxes on Tenant's behalf and to invoice Tenant for the same. Tenant shall, within the earlier to occur of (a) thirty (30) days of the date it receives an invoice from Landlord setting forth the amount of such taxes, assessments, fees, or public charge so levied, or (b) the due date of such invoice, pay to Landlord, as Additional Rent, the amount set forth in such invoice. Failure by Tenant to pay the amount so invoiced within such time period shall be conclusively deemed a default by Tenant under this Lease. Tenant shall have the right to bring suit in any court of competent jurisdiction to recover from the taxing authority the amount of any such taxes, assessments, fees or public charges so paid.

13.2 HOLDING OVER. This Lease shall terminate without further notice on the Lease Expiration Date (as set forth in Article 1). Any holding over by Tenant after expiration of the Lease Term shall neither constitute a renewal nor extension of this Lease nor give Tenant any rights in or to the Leased Premises except as expressly provided in this Paragraph. Any such holding over to which Landlord has consented shall be construed to be a tenancy from month to month, on the same terms and conditions herein specified insofar as applicable, except that the Base Monthly Rent shall be increased to an amount equal to one hundred fifty percent (150%) of the Base Monthly Rent payable



                                      21.

during the last full month immediately preceding such holding over. Tenant acknowledges that if Tenant holds over without Landlord's consent, such holding over may compromise or otherwise affect Landlord's ability to enter into new leases with prospective tenants regarding the Leased Premises. Therefore, if Tenant fails to surrender the Leased Premises upon the expiration or termination of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from and against all claims resulting from such failure, including, without limiting the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any losses suffered by Landlord, including lost profits, resulting from such failure to surrender.

13.3 SUBORDINATION TO MORTGAGES. This Lease is subject to and subordinate to all ground leases, mortgages and deeds of trust which affect the Building or the Property and which are of public record as of the Effective Date of this Lease, and to all renewals, modifications, consolidations, replacements and extensions thereof. However, if the lessor under any such ground lease or any lender holding any such mortgage or deed of trust shall advise Landlord that it desires or requires this Lease to be made prior and superior thereto, then, upon written request of Landlord to Tenant, Tenant shall promptly execute, acknowledge and deliver any and all customary or reasonable documents or instruments which Landlord and such lessor or lender deems necessary or desirable to make this Lease prior thereto. Tenant hereby consents to Landlord's ground leasing the land underlying the Building or the Property and/or encumbering the Building or the Property as security for future loans on such terms as Landlord shall desire, all of which future ground leases, mortgages or deeds of trust shall be subject to and subordinate to this Lease. However, if any lessor under any such future ground lease or any lender holding such future mortgage or deed of trust shall desire or require that this Lease be made subject to and subordinate to such future ground lease, mortgage or deed of trust, then Tenant agrees, within ten (10) days after Landlord's written request therefor, to execute, acknowledge and deliver to Landlord any and all documents or instruments reasonably requested by Landlord or by such lessor or lender as may be necessary or proper to assure the subordination of this Lease to such future ground lease, mortgage or deed of trust, but only if such lessor or lender agrees to recognize Tenant's rights under this Lease and agrees not to disturb Tenant's quiet possession of the Leased Premises so long as Tenant is not in default under this Lease. If Landlord assigns the Lease as security for a loan, Tenant agrees to execute such documents as are reasonably requested by the lender and to provide reasonable provisions in the Lease protecting such lender's security interest which are customarily required by institutional lenders making loans secured by a deed of trust provided that such documents do not materially increase Tenant's obligations under this Lease.

13.4 TENANT'S ATTORNMENT UPON FORECLOSURE. Tenant shall, upon request, attorn
(i) to any purchaser of the Building or the Property at any foreclosure sale or private sale conducted pursuant to any security instruments encumbering the Building or the Property, (ii) to any grantee or transferee designated in any deed given in lieu of foreclosure of any security interest encumbering the Building or the Property, or (iii) to the lessor under an underlying ground lease of the land underlying the Building or the Property, should such ground lease be terminated; provided that such purchaser, grantee or lessor recognizes Tenant's rights under this Lease.

13.5 MORTGAGEE PROTECTION. In the event of any default on the part of Landlord, Tenant will give notice by registered mail to any Lender or lessor under any underlying ground lease who shall have requested, in writing, to Tenant that it be provided with such notice, and Tenant shall offer such Lender or lessor a reasonable opportunity to cure the default, including time to obtain possession of the Leased Premises by power of sale or judicial foreclosure or other appropriate legal proceedings if reasonably necessary to effect a cure.

13.6 ESTOPPEL CERTIFICATE. Tenant will, following any request by Landlord, promptly execute and deliver to Landlord an estoppel certificate substantially in form attached as Exhibit B, (i) certifying that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect, (ii) stating the date to which the rent and other charges are paid in advance, if any, (iii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iv) certifying such other information about this Lease as may be reasonably requested by Landlord, its Lender or prospective lenders, investors or purchasers of the Building or the Property. Tenant's failure to execute and deliver such estoppel certificate within ten days after Landlord's request therefor shall be a material default by Tenant under this Lease, and Landlord shall have all of the rights and remedies available to Landlord as Landlord would otherwise have in the case of any other material default by Tenant, including the right to terminate this Lease and sue for damages proximately caused thereby, it being agreed and understood by Tenant that Tenant's failure to so deliver such estoppel certificate in a timely manner could result in Landlord being unable to perform committed obligations to other third parties which were made by Landlord in reliance upon this covenant of Tenant. Landlord and Tenant intend that any statement delivered pursuant to this paragraph may be relied upon by any Lender or purchaser or prospective Lender or purchaser of the Building, the Property, or any interest in them.

13.7 TENANT'S FINANCIAL INFORMATION. Tenant shall, within ten business days after Landlord's request therefor, deliver to Landlord a copy of Tenant's (and any guarantor's) current financial statements (including a balance sheet, income statement and statement of cash flow, all prepared in accordance with generally accepted accounting principles) and any such other information reasonably requested by Landlord regarding Tenant's financial condition. Landlord shall be entitled to disclose such financial statements or other information to its Lender, to any present or prospective principal of or investor in Landlord, or to any prospective Lender or purchaser of the Building, the Property, or any portion thereof or interest therein. Any such financial statement or other information which is marked "confidential" or "company secrets" (or is otherwise similarly marked by Tenant) shall be confidential and shall not be disclosed by Landlord to any third party except as specifically provided in this paragraph and then only if the person to whom disclosure is made first agrees to be bound by the requirements of this Section 13.7, unless the same becomes a part of the public domain without the fault of Landlord.



                                      22.

13.8 TRANSFER BY LANDLORD. Landlord and its successors in interest shall have the right to transfer their interest in the Building, the Property, or any portion thereof at any time and to any person or entity. In the event of any such transfer, the Landlord originally named herein (and in the case of any subsequent transfer, the transferor), from the date of such transfer, (i) shall be automatically relieved, without any further act by any person or entity, of all liability for the performance of the obligations of the Landlord hereunder which may accrue after the date of such transfer so long as the Security Deposit (or the remaining amount of such Security Deposit after deductions made in accordance with Section 3.7 of this Lease) is transferred to the transferee (or returned to the Tenant) and the transferee has agreed to assume and perform all such obligations which may accrue after the date of such transfer and (ii) shall be relieved of all liability for the performance of the obligations of the Landlord hereunder which have accrued before the date of transfer if its transferee agrees to assume and perform all such prior obligations of the Landlord hereunder. Tenant shall attorn to any such transferee. After the date of any such transfer, the term "Landlord" as used herein shall mean the transferee of such interest in the Building or the Property.

13.9 FORCE MAJEURE. The obligations of each of the parties under this Lease (other than the obligations to pay money) shall be temporarily excused if such party is prevented or delayed in performing such obligations by reason of any strikes, lockouts or labor disputes; government restrictions, regulations, controls, action or inaction; civil commotion; or extraordinary weather, fire or other acts of God.

13.10 NOTICES. Any notice required or permitted to be given under this Lease shall be in writing and (i) personally delivered, (ii) sent by United States mail, registered or certified mail, postage prepaid, return receipt requested,
(iii) sent by Federal Express or similar nationally recognized overnight courier service, or (iv) transmitted by facsimile with a hard copy sent within one (1) business day by any of the foregoing means, and in all cases addressed as follows, and such notice shall be deemed to have been given upon the date of actual receipt or delivery (or refusal to accept delivery) at the address specified below (or such other addresses as may be specified by notice in the foregoing manner) as indicated on the return receipt or air bill:


         IF TO LANDLORD:            Mathilda Associates LLC
                                    c/o Menlo Equities LLC
                                    525 University Avenue
                                    Suite 100
                                    Palo Alto, California  94301
                                    Attention: Henry Bullock/Richard Holmstrom

         with a copy to:            Cooley Godward LLP
                                    One Maritime Plaza
                                    20th Floor
                                    San Francisco, California  94111
                                    Attention:  Paul Churchill

         IF TO TENANT:              Prior to Commencement Date:

                                    Juniper Networks, Inc.
                                    385 Ravendale Drive
                                    Mountain View, California  94043

                                    After the Commencement Date:

                                    At the Leased Premises.

                                    Attention:  General Counsel

         with a copy to:            Wilson Sonsini Goodrich & Rosati
                                    650 Page Mill Road
                                    Palo Alto, California  94304
                                    Attention:  Bradford C. O'Brien

Any notice given in accordance with the foregoing shall be deemed received upon actual receipt or refusal to accept delivery.

13.11 ATTORNEYS' FEES. In the event any party shall bring any action, arbitration proceeding or legal proceeding alleging a breach of any provision of this Lease, to recover rent, to terminate this Lease, or to enforce, protect, determine or establish any term or covenant of this Lease or rights or duties hereunder of either party, the prevailing party shall be entitled to recover from the non-prevailing party as a part of such action or proceeding, or in a separate action for that purpose brought within one year from the determination of such proceeding, reasonable attorneys' fees, expert witness fees, court costs and other reasonable expenses incurred by the prevailing party.

13.12 DEFINITIONS. Any term that is given a special meaning by any provision in this Lease shall, unless otherwise specifically stated, have such meaning wherever used in this Lease or in any Addenda or amendment hereto. In addition to the terms defined in Article 1, the following terms shall have the following meanings:

         (a) REAL PROPERTY TAXES. The term "Real Property Tax" or "Real Property Taxes" shall each mean the sum of Tenant's Property Share (as to the land component of the Property) and Tenant's Expense Share (as to the



                                      23.

Building and other improvements in the Outside Areas) of (i) all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all instruments of principal and interest required to pay any general or special assessments for public improvements and any increases resulting from reassessments caused by any change in ownership or new construction), now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed for whatever reason against the Property or any portion thereof, or Landlord's interest herein, or the fixtures, equipment and other property of Landlord that is an integral part of the Property and located thereon, or Landlord's business of owning, leasing or managing the Property or the gross receipts, income or rentals from the Property, (ii) all charges, levies or fees imposed by any governmental authority against Landlord by reason of or based upon the use of or number of parking spaces within the Property, the amount of public services or public utilities used or consumed (e.g. water, gas, electricity, sewage or waste water disposal) at the Property, the number of person employed by tenants of the Property, the size (whether measured in area, volume, number of tenants or whatever) or the value of the Property, or the type of use or uses conducted within the Property, and all costs and fees (including attorneys' fees) reasonably incurred by Landlord in contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax. If, at any time during the Lease Term, the taxation or assessment of the Property prevailing as of the Effective Date of this Lease shall be altered so that in lieu of or in addition to any the Real Property Tax described above there shall be levied, awarded or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate, substitute, or additional use or charge (i) on the value, size, use or occupancy of the Property or Landlord's interest therein or (ii) on or measured by the gross receipts, income or rentals from the Property, or on Landlord's business of owning, leasing or managing the Property or (iii) computed in any manner with respect to the operation of the Property, then any such tax or charge, however designated, shall be included within the meaning of the terms "Real Property Tax" or "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is partly based upon property or rents unrelated to the Property, then only that part of such Real Property Tax that is fairly allocable to the Property shall be included within the meaning of the terms "Real Property Tax" or "Real Property Taxes." Notwithstanding the foregoing, the terms "Real Property Tax" or "Real Property Taxes" shall not include estate, inheritance, transfer, gift or franchise taxes of Landlord or the federal or state income tax imposed on Landlord's income from all sources.

         (b) LANDLORD'S INSURANCE COSTS. The term "Landlord's Insurance Costs" shall mean Tenant's Expense Share of the costs to Landlord to carry and maintain the policies of fire and property damage insurance for the Building and Tenant's Property Share of the costs to Landlord to carry and maintain the policies of fire and property damage insurance on the Property and general liability and any other insurance required or permitted to be carried by Landlord pursuant to
Article 9, together with any deductible amounts paid by Landlord upon the occurrence of any insured casualty or loss. Any deductible amount in excess of twenty five (25%) of the total casualty shall be amortized over the useful life of the repair or replacement required to restore the Property after such casualty, and the amortized portion shall be included on a monthly basis in Landlord's Insurance Costs. Notwithstanding the foregoing, Landlord's Insurance Costs shall not include the cost of any course of construction insurance carried by Landlord for the construction of the 1184 Building. Notwithstanding the foregoing, if Tenant terminates this Lease pursuant to Section 10.4 hereof, Tenant shall not be required to pay for any insurance deductibles as part of Landlord's Insurance Costs or otherwise.

         (c) PROPERTY MAINTENANCE COSTS. The term "Property Maintenance Costs" shall mean Tenant's Property Share of all costs and expenses (except Landlord's Insurance Costs and Real Property Taxes) paid or incurred by Landlord in protecting, operating, maintaining, repairing and preserving the Property and all parts thereof, including without limitation, (i) market rate professional management fees of no more than two percent (2%) of Base Monthly Rent, (ii) the amortizing portion of any costs incurred by Landlord in the making of any modifications, alterations or improvements required by any governmental authority as set forth in Article 6, which are so amortized during the Lease Term, (iii) any and all on-going operation or maintenance costs imposed on the Property by or through any development agreement, use permit, site development agreement, traffic mitigation plan, entitlement, or Private Restrictions (including but not limited to shuttle and emergency transportation), and (iv) such other costs as may be paid or incurred with respect to operating, maintaining, and preserving the Property, repairing and resurfacing paved areas, and repairing and replacing, when necessary, electrical, plumbing, heating, ventilating and air conditioning systems serving the Building, provided that the cost of any capital improvement shall be amortized over the useful life of such improvement and the amortizing portion of the cost shall be included in Property Maintenance Costs. If any costs and expenses are partly based upon property or rents unrelated to the Property, then only that part of such Property Maintenance Costs that is fairly allocable to the Property shall be included within the meaning of the terms "Property Maintenance Costs." Notwithstanding the foregoing provisions of this Section 13.12(c), the following are specifically excluded from the definition of Property Maintenance Costs and Tenant shall have no obligation to pay directly or reimburse Landlord for all or any portion of the following except to the extent any of the foregoing are caused by the actions or inactions of Tenant, or result from the failure of Tenant to comply with the terms of the Lease: (a) costs of development or construction on the Property (other than on-going operation or maintenance costs as set forth in (iii) above); (b) the costs to repair or replace the structural portions of the Building or other buildings on the Property, including, without limitation, the foundation, footings, roof structure, roof screens, roof screen penetrations, and load bearing and exterior walls of the Building or any other building located on the Property; (c) depreciation, amortization or other expense reserves; (d) interest, charges and fees incurred on debt, payments on mortgages and rent under ground leases; (e) costs and expenses for which Tenant reimburses Landlord directly or which Tenant pays directly to a third person or costs for which Landlord has a right of reimbursement from others; (f) costs occasioned by the active negligence or willful misconduct of Landlord or any other occupant of the Property or violations of Law by Landlord or any other occupant of the Property, (g) or costs to correct any construction defect in the Leased Premises, the Building or the Property; or (h) capital costs incurred to bring the Building or the Property into compliance with the Use Permit, any CC&R's, underwriter's requirements, or Laws



                                      24.

applicable to the Leased Premises, the Building or the Property at the time the building permit for the Base Building (as defined in the Work Letter) is issued.

         (d) PROPERTY OPERATING EXPENSES. The term "Property Operating Expenses" shall mean and include all Real Property Taxes, plus all Landlord's Insurance Costs, plus all Property Maintenance Costs.

         (e) LAW. The term "Law" shall mean any judicial decisions and any statute, constitution, ordinance, resolution, regulation, rule, administrative order, or other requirements of any municipal, county, state, federal, or other governmental agency or authority having jurisdiction over the parties to this Lease, the Leased Premises, the Building or the Property, or any of them, in effect either at the Effective Date of this Lease or at any time during the Lease Term, including, without limitation, any regulation, order, or policy of any quasi-official entity or body (e.g. a board of fire examiners or a public utility or special district).

         (f) LENDER. The term "Lender" shall mean the holder of any promissory note or other evidence of indebtedness secured by the Property or any portion thereof.

         (g) PRIVATE RESTRICTIONS. The term "Private Restrictions" shall mean (as they may exist from time to time) any and all covenants, conditions and restrictions, private agreements, easements, and any other recorded documents or instruments affecting the use of the Property, the Building, the Leased Premises, or the Outside Areas.

         (h) RENT. The term "Rent" shall mean collectively Base Monthly Rent and all Additional Rent.

13.13 GENERAL WAIVERS. One party's consent to or approval of any act by the other party requiring the first party's consent or approval shall not be deemed to waive or render unnecessary the first party's consent to or approval of any subsequent similar act by the other party. No waiver of any provision hereof, or any waiver of any breach of any provision hereof, shall be effective unless in writing and signed by the waiving party. The receipt by Landlord of any rent or payment with or without knowledge of the breach of any other provision hereof shall not be deemed a waiver of any such breach. No waiver of any provision of this Lease shall be deemed a continuing waiver unless such waiver specifically states so in writing and is signed by both Landlord and Tenant. No delay or omission in the exercise of any right or remedy accruing to either party upon any breach by the other party under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by either party of any breach of any provision of this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other provisions herein contained.

13.14 MISCELLANEOUS. Should any provisions of this Lease prove to be invalid or illegal, such invalidity or illegality shall in no way affect, impair or invalidate any other provisions hereof, and such remaining provisions shall remain in full force and effect. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor. Any copy of this Lease which is executed by the parties shall be deemed an original for all purposes. This Lease shall, subject to the provisions regarding assignment, apply to and bind the respective heirs, successors, executors, administrators and assigns of Landlord and Tenant. The term "party" shall mean Landlord or Tenant as the context implies. If Tenant consists of more than one person or entity, then all members of Tenant shall be jointly and severally liable hereunder. This Lease shall be construed and enforced in accordance with the Laws of the State in which the Leased Premises are located. The captions in this Lease are for convenience only and shall not be construed in the construction or interpretation of any provision hereof. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership, corporation, limited liability company, joint venture, or other form of business entity, and the singular includes the plural. The terms "must," "shall," "will," and "agree" are mandatory. The term "may" is permissive. When a party is required to do something by this Lease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless specific provision is made therefor. Where Landlord's consent is required hereunder, the consent of any Lender shall also be required. Landlord and Tenant shall both be deemed to have drafted this Lease, and the rule of construction that a document is to be construed against the drafting party shall not be employed in the construction or interpretation of this Lease. Where Tenant is obligated not to perform any act or is not permitted to perform any act, Tenant is also obligated to restrain any others reasonably within its control, including agents, invitees, contractors, subcontractors and employees, from performing such act. Landlord shall not become or be deemed a partner or a joint venturer with Tenant by reason of any of the provisions of this Lease.

13.15 COOPERATION. Notwithstanding anything to the contrary contained herein, Tenant consents to and agrees to fully cooperate with Landlord and Landlord's agents, employees and contractors in Landlord's efforts, if any, to improve the Property with an additional building and divide the Property into separate legal parcels, which efforts may include, without limitation, the elimination of landscaping, the restriping or reconfiguration of the parking areas, application for building permits and other development approvals, parcelization of the Property and construction of buildings. Tenant agrees to execute such documents and take such actions as reasonably necessary to assist Landlord with such efforts and actions. Tenant agrees that such efforts and actions of Landlord shall not constitute constructive eviction of Tenant from the Property or Leased Premises. Following any parcelization of the Property, Landlord and Tenant agree to amend this Lease to conform the descriptions of the Property, Site Plan, and Outside Areas, and, subject to Section 4.5, the parking areas contained herein to the parcelization and reconfiguration. Landlord agrees to minimize the disruption of Tenant's use of the Leased Premises, the Building, the Outside Areas and the Property to the extent reasonable, given Landlord's efforts and actions described herein. Specifically, during construction of the 1184 Building, Landlord shall cause all construction trucks to enter the Property from the drive furthest from the Building on 5th Avenue and all grading on the Property for construction of the Building and the 1184 Building (other than grading for landscaping) shall be done at the same time.



                                      25.

                                   ARTICLE 14

                               CORPORATE AUTHORITY
                          BROKERS AND ENTIRE AGREEMENT

14.1 CORPORATE AUTHORITY. If Tenant is a corporation, each individual executing this Lease on behalf of such corporation represents and warrants that Tenant is validly formed and duly authorized and existing, that Tenant is qualified to do business in the State in which the Leased Premises are located, that Tenant has the full right and legal authority to enter into this Lease, and that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant in accordance with its terms. Tenant shall, within thirty days after execution of this Lease, deliver to Landlord a certified copy of the resolution of its board of directors authorizing or ratifying the execution of this Lease and if Tenant fails to do so, Landlord at its sole election may elect to terminate this Lease.

14.2 BROKERAGE COMMISSIONS. Tenant represents, warrants and agrees that it has not had any dealings with any real estate broker(s), leasing agent(s), finder(s) or salesmen, other than the Brokers (as named in Article 1) with respect to the lease by it of the Leased Premises pursuant to this Lease, and that it will assume all obligations and responsibility with respect to the payment of such Brokers, and that it will indemnify, defend with competent counsel, and hold Landlord harmless from any liability for the payment of any real estate brokerage commissions, leasing commissions or finder's fees claimed by any other real estate broker(s), leasing agent(s), finder(s), or salesmen to be earned or due and payable by reason of Tenant's agreement or promise (implied or otherwise) to pay (or to have Landlord pay) such a commission or finder's fee by reason of its leasing the Leased Premises pursuant to this Lease.

14.3 ENTIRE AGREEMENT. This Lease and the Exhibits (as described in Article 1), which Exhibits are by this reference incorporated herein, constitute the entire agreement between the parties, and there are no other agreements, understandings or representations between the parties relating to the lease by Landlord of the Leased Premises to Tenant, except as expressed herein. No subsequent changes, modifications or additions to this Lease shall be binding upon the parties unless in writing and signed by both Landlord and Tenant.

14.4 LANDLORD'S REPRESENTATIONS. Tenant acknowledges that neither Landlord nor any of its agents made any representations or warranties respecting the Property, the Building or the Leased Premises, upon which Tenant relied in entering into the Lease, which are not expressly set forth in this Lease. Tenant further acknowledges that neither Landlord nor any of its agents made any representations as to (i) whether the Leased Premises may be used for Tenant's intended use under existing Law, or (ii) the suitability of the Leased Premises for the conduct of Tenant's business, or (iii) the exact square footage of the Leased Premises, and that Tenant relies solely upon its own investigations with respect to such matters. Tenant expressly waives any and all claims for damage by reason of any statement, representation, warranty, promise or other agreement of Landlord or Landlord's agent(s), if any, not contained in this Lease or in any Exhibit attached hereto.


                                   ARTICLE 15

                                OPTIONS TO EXTEND

15.1 So long as Juniper Networks, Inc. (or a Permitted Assignee) is the Tenant hereunder, and subject to the condition set forth in clause (b) below, Tenant shall have two options to extend the term of this Lease with respect to the entirety of the Leased Premises, the first for a period of five (5) years from the expiration of the last year of the Lease Term (the "First Extension Period"), and the second (the "Second Extension Period") for a period of five
(5) years from the expiration of the First Extension Period, subject to the following conditions:

         (a) Each option to extend shall be exercised, if at all, by notice of exercise given to Landlord by Tenant not more than twelve (12) months nor less than nine (9) months prior to the expiration of the last year of the Lease Term or the expiration of the First Extension Period, as applicable;

         (b) Anything herein to the contrary notwithstanding, if Tenant is in default under any of the material terms, covenants or conditions of this Lease, either at the time Tenant exercises either extension option or on the commencement date of the First Extension Period or the Second Extension Period, as applicable, Landlord shall have, in addition to all of Landlord's other rights and remedies provided in this Lease, the right to terminate such option(s) to extend upon notice to Tenant.

15.2 In the event the applicable option is exercised in a timely fashion, the Lease shall be extended for the term of the applicable extension period upon all of the terms and conditions of this Lease, provided that the Base Monthly Rent for each extension period shall be the "Fair Market Rent" for the Leased Premises, determined as set forth below, with annual increases as determined as part of the process set forth below.

15.3 Within 30 days after receipt of Tenant's notice of exercise, Landlord shall notify Tenant in writing of Landlord's estimate of the Base Monthly Rent for the first year of the applicable extension period, and Landlord's estimate of annual increases. For purposes hereof, "Fair Market Rent" shall mean collectively, (1) Base Monthly Rent for the first year of the applicable extension period and (2) the annual increases determined at the time Base Monthly Rent for the first year is determined. Within 30 days after receipt of such notice from Landlord, Tenant shall have the right either to (i) accept Landlord's estimate of Fair Market Rent or (ii) elect to arbitrate Landlord's estimate of Fair Market Rent, such arbitration to be conducted pursuant to the provisions hereof. Failure on the part of Tenant to require arbitration of Fair Market Rent within such 30-day period shall constitute acceptance of the Fair



                                      26.

Market Rent for the applicable extension period as calculated by Landlord. If Tenant elects arbitration, the arbitration shall be concluded within 90 days after the date of Tenant's election, subject to extension for an additional 30-day period if a third arbitrator is required and does not act in a timely manner. To the extent that arbitration has not been completed prior to the expiration of any preceding period for which Base Monthly Rent has been determined, Tenant shall pay Base Monthly Rent at the rate calculated by Landlord, with the potential for an adjustment to be made once Fair Market Rent is ultimately determined by arbitration.

15.4 In the event of arbitration, the judgment or the award rendered in any such arbitration may be entered in any court having jurisdiction and shall be final and binding between the parties. The arbitration shall be conducted and determined in the City and County of San Francisco in accordance with the then prevailing rules of the American Arbitration Association or its successor for arbitration of commercial disputes except to the extent that the procedures mandated by such rules shall be modified as follows:

         (a) Tenant shall make demand for arbitration in writing within 30 days after service of Landlord's determination of Fair Market Rent given under Paragraph 15.3 above, specifying therein the name and address of the person to act as the arbitrator on its behalf. The arbitrator shall be qualified as a real estate appraiser familiar with the Fair Market Rent of similar industrial, research and development, or office space in the Silicon Valley area who would qualify as an expert witness over objection to give opinion testimony addressed to the issue in a court of competent jurisdiction. Failure on the part of Tenant to make a proper demand in a timely manner for such arbitration shall constitute a waiver of the right thereto. Within 15 days after the service of the demand for arbitration, Landlord shall give notice to Tenant, specifying the name and address of the person designated by Landlord to act as arbitrator on its behalf who shall be similarly qualified. If Landlord fails to notify Tenant of the appointment of its arbitrator, within or by the time above specified, then the arbitrator appointed by Tenant shall be the arbitrator to determine the issue.

         (b) In the event that two arbitrators are chosen pursuant to Paragraph 15.4(a) above, the arbitrators so chosen shall, within 15 days after the second arbitrator is appointed determine the Fair Market Rent. If the two arbitrators shall be unable to agree upon a determination of Fair Market Rent within such 15-day period, they, themselves, shall appoint a third arbitrator, who shall be a competent and impartial person with qualifications similar to those required of the first two arbitrators pursuant to Paragraph 15.4(a). In the event they are unable to agree upon such appointment within seven days after expiration of such 15-day period, the third arbitrator shall be selected by the parties themselves, if they can agree thereon, within a further period of 15 days. If the parties do not so agree, then either party, on behalf of both, may request appointment of such a qualified person by the then Chief Judge of the United States District Court having jurisdiction over the County of Santa Clara, acting in his private and not in his official capacity, and the other party shall not raise any question as to such Judge's full power and jurisdiction to entertain the application for and make the appointment. The three arbitrators shall decide the dispute if it has not previously been resolved by following the procedure set forth below.

         (c) Where an issue cannot be resolved by agreement between the two arbitrators selected by Landlord and Tenant or settlement between the parties during the course of arbitration, the issue shall be resolved by the three arbitrators within 15 days of the appointment of the third arbitrator in accordance with the following procedure. The arbitrator selected by each of the parties shall state in writing his determination of the Fair Market Rent supported by the reasons therefor with counterpart copies to each party. The arbitrators shall arrange for a simultaneous exchange of such proposed resolutions. The role of the third arbitrator shall be to select which of the two proposed resolutions most closely approximates his determination of Fair Market Rent. The third arbitrator shall have no right to propose a middle ground or any modification of either of the two proposed resolutions. The resolution he chooses as most closely approximating his determination shall constitute the decision of the arbitrators and be final and binding upon the parties.

         (d) In the event of a failure, refusal or inability of any arbitrator to act, his successor shall be appointed by him, but in the case of the third arbitrator, his successor shall be appointed in the same manner as provided for appointment of the third arbitrator. The arbitrators shall decide the issue within 15 days after the appointment of the third arbitrator. Any decision in which the arbitrator appointed by Landlord and the arbitrator appointed by Tenant concur shall be binding and conclusive upon the parties. Each party shall pay the fee and expenses of its respective arbitrator and both shall share the fee and expenses of the third arbitrator, if any, and the attorneys' fees and expenses of counsel for the respective parties and of witnesses shall be paid by the respective party engaging such counsel or calling such witnesses.

         (e) The arbitrators shall have the right to consult experts and competent authorities to obtain factual information or evidence pertaining to a determination of Fair Market Rent, but any such consultation shall be made in the presence of both parties with full right on their part to cross-examine. The arbitrators shall render their decision and award in writing with counterpart copies to each party. The arbitrators shall have no power to modify the provisions of this Lease.


                                   ARTICLE 16

                             FIRST EXPANSION OPTION

16.1 So long as Juniper Networks, Inc. (or a Permitted Assignee) is the Tenant hereunder as of its exercise of the option granted herein, and subject to the conditions set forth below, Tenant shall have one option to lease from Landlord (the "First Expansion Option"), the 122,435 square foot building (the "1184 Building") to be built on the Property, which building's shell shall, subject to compliance with all Laws and Private Restrictions, be built to the



                                      27.

same or substantially similar quality as the Base Building (as defined in the Work Letter) based on the specifications for the Base Building contained in the Base Building Plans, subject to the following conditions:

         (a) The First Expansion Option shall be exercised, if at all, by notice of exercise given to Landlord by Tenant prior to December 31, 2000;

         (b) Notwithstanding anything to the contrary contained herein, if Tenant is in default under any of the material terms, covenants or conditions of this Lease at the time Tenant exercises the First Expansion Option, Landlord shall have, in addition to all of Landlord's other rights and remedies provided in this Lease, the right to terminate such First Expansion Option upon notice to Tenant.

16.2 In the event the First Expansion Option is exercised in a timely fashion, Landlord and Tenant shall enter into a new lease for the 1184 Building, which lease shall be upon all of the terms and conditions of this Lease, including, without limitation, a twelve (12) year term, first month's prepaid rent, thirty
(30) day early delivery date prior to rent and lease commencement, signage rights and options to extend, provided, however, that (i) the Base Monthly Rent for the 1184 Building shall be the Fair Market Rent (as defined in Section 15.3) as determined pursuant to the procedure set forth in Article 15 (which initial rent for the first year shall in no event be more than five percent (5%) above or less than five percent (5%) below the Base Monthly Rent in effect under this Lease for the same period in time), and (ii) the tenant improvement allowance will be $50.00 per square foot. For purposes of determining fair market rent for the 1184 Building, Landlord and Tenant (and, if applicable, the arbitrators) shall take into account that the 1184 Building is a new office/R&D building in the Santa Clara - Mountain View corridor, and shall reflect the $50.00 per square foot tenant improvement allowance to be included in the new lease. In addition, the following terms shall be incorporated into any new lease for the 1184 Building:

         (a) the security deposit shall be the lesser of (1) one year's base monthly rent or (2) a percentage of one year's base monthly rent equal to the percentage of one year's Base Monthly Rent then held by Landlord under this Lease and shall have the same criteria for reduction as set forth in this Lease;

         (b) the lease term shall commence thirty (30) days after the delivery date, which delivery date shall be the date of substantial completion of the tenant improvements to be constructed in accordance with a new work letter to be signed by Landlord and Tenant, which work letter shall be in the same form as the Work Letter attached as Exhibit B (changing only the applicable dates); and

         (c) the intended delivery date shall be that date reasonably estimated by Landlord as the date at which Landlord can deliver the 1184 Building with the tenant improvements substantially complete, which date shall be no sooner than seven (7) months and no later than eleven (11) months after Tenant's exercise of the First Expansion Option, and which intended delivery date shall be subject to a delivery grace period of thirty (30) days and the other provisions contained in Section 2.4. In the event the parties fail to execute a new lease for the 1184 Building prior to the intended commencement date of such new lease (which shall be thirty (30) days after the intended delivery date) due to a failure to agree on Fair Market Rent, Tenant shall commence paying both Base Monthly Rent (at the rate then in effect for the same period under this Lease) and Additional Rent, provided that the Base Monthly Rent shall be adjusted upon determination of Fair Market Rent, with Tenant receiving from Landlord a refund for any overpayment or paying any shortfall promptly after determination of the Fair Market Rent as provided herein.


                                   ARTICLE 17

                             SECOND EXPANSION OPTION

17.1 So long as Juniper Networks, Inc. (or a Permitted Assignee) is the Tenant hereunder as of its exercise of the option granted herein, and subject to the conditions set forth below, Tenant shall have one option to lease from Landlord (the "Second Expansion Option"), the 1220 Building (defined below) which may be built on the property acquired by Landlord, which building's shell shall, subject to compliance with all Laws and Private Restrictions, be built to the same or substantially similar quality as the Base Building (as defined in the Work Letter), subject to the following conditions:

         (a) Landlord's acquisition of the property known as 1220 Mathilda Avenue, Sunnyvale, California (the "1220 Building"), which acquisition shall be Landlord's sole and absolute discretion;

         (b) Tenant shall have exercised the First Expansion Option, Landlord and Tenant have entered into a lease for the 1184 Building and Tenant shall have exercised the Second Expansion Option by notice of exercise is given to Landlord by Tenant prior to December 31, 2002; provided however, if the Tenant fails to exercise the First Expansion Option within the time period required pursuant to
Article 16, after expiration of such period Tenant may exercise the Second Expansion Option by notice of exercise is given to Landlord by Tenant prior to December 31, 2001.

         (c) Notwithstanding anything to the contrary contained herein, if Tenant is in default under any of the material terms, covenants or conditions of this Lease at the time Tenant exercises the Second Expansion Option, Landlord shall have, in addition to all of Landlord's other rights and remedies provided in this Lease, the right to terminate such Second Expansion Option upon notice to Tenant.

17.2 In the event the Second Expansion Option is exercised in a timely fashion, Landlord and Tenant shall enter into a new lease for the 1220 Building, which lease shall be upon all of the terms and conditions of this Lease including,


                                      28.

without limitation, a twelve (12) year term, first month's prepaid rent, thirty
(30) day early delivery date prior to rent and lease commencement, signage rights and options to extend, provided, however, that (i) the Base Monthly Rent for the 1220 Building shall be the Fair Market Rent (as defined in Section 15.3) as determined pursuant to the procedure set forth in Article 15 (which initial rent for the first year shall in no event be more than five percent (5%) above or less than five percent (5%) below the Base Monthly Rent in effect under this Lease for the same period in time), (ii) the tenant improvement allowance will be $50.00 per square foot. For purposes of determining fair market rent for the 1220 Building, Landlord and Tenant (and, if applicable, the arbitrators) shall take into account that the 1220 Building is a new office/R&D building in the Santa Clara - Mountain View corridor, and shall reflect the $50.00 per square foot tenant improvement allowance to be included in the new lease. In addition, the following terms shall be incorporated into any new lease for the 1220
Building:

         (a) the security deposit shall be the lesser of (1) one year's base monthly rent or (2) a percentage of one year's base monthly rent equal to the percentage of one year's Base Monthly Rent then held by Landlord under this Lease;

         (b) the lease term shall commence thirty (30) days after the delivery date, which delivery date shall be the date of substantial completion of the tenant improvements to be constructed in accordance with a new work letter to be signed by Landlord and Tenant, which work letter shall be in the same form as the Work Letter attached as Exhibit B (changing only the applicable dates); and

         (c) the intended delivery date shall be that date reasonably estimated by Landlord as the date at which Landlord can deliver the 1220 Building with the tenant improvements substantially complete, which date shall be no sooner than seven (7) months and no later than twelve (12) months after Tenant's exercise of the Second Expansion Option, provided that such period shall be extended for up to four (4) months for final determination from the City of Sunnyvale of the FAR for the 1220 Building (Tenant specifically acknowledging that Landlord intends to request approval for 50% FAR), and which intended delivery date shall be subject to a delivery grace period of thirty (30) days and the other provisions contained in Section 2.4. In the event the parties fail to execute a new lease for the 1220 Building prior to the intended commencement date of such new lease (which shall be thirty (30) days after the intended delivery date) due to a failure to agree on Fair Market Rent, Tenant shall commence paying both Base Monthly Rent (at the rate then in effect for the same period under this Lease) and Additional Rent, provided that the Base Monthly Rent shall be adjusted upon determination of Fair Market Rent, with Tenant receiving from Landlord a refund for any overpayment or paying any shortfall promptly after determination of the Fair Market Rent as provided herein.


                                   ARTICLE 18

                                TELEPHONE SERVICE

         Notwithstanding any other provision of this Lease to the contrary:

         (a) So long as the entirety of the Building is leased to Tenant:

             (i) Landlord shall have no responsibility for providing to Tenant any telephone equipment, including wiring, within the Leased Premises or for providing telephone service or connections from the utility to the Leased Premises; and

             (ii) Landlord makes no warranty as to the quality, continuity or availability of the telecommunications services in the Building, and Tenant hereby waives any claim against Landlord for any actual or consequential damages (including damages for loss of business) in the event Tenant's telecommunications services in any way are interrupted, damaged or rendered less effective, except to the extent caused by the grossly negligent or willful act or omission by Landlord, its agents or employees. Tenant accepts the telephone equipment (including, without limitation, the INC, as defined below) in its "AS-IS" condition, and Tenant shall be solely responsible for contracting with a reliable third party vendor to assume responsibility for the maintenance and repair thereof (which contract shall contain provisions requiring such vendor to inspect the INC periodically (the frequency of such inspections to be determined by such vendor based on its experience and professional judgment), and requiring such vendor to meet local and federal requirements for telecommunications material and workmanship). Landlord shall not be liable to Tenant and Tenant waives all claims against Landlord whatsoever, whether for personal injury, property damage, loss of use of the Leased Premises, or otherwise, due to the interruption or failure of telephone services to the Leased Premises. Tenant hereby holds Landlord harmless and agrees to indemnify, protect and defend Landlord from and against any liability for any damage, loss or expense due to any failure or interruption of telephone service to the Leased Premises for any reason. Tenant agrees to obtain loss of rental insurance adequate to cover any damage, loss or expense occasioned by the interruption of telephone service.

         (b) At such time as the entirety of the Building is no longer leased to Tenant, Landlord shall in its sole discretion have the right, by written notice to Tenant, to elect to assume limited responsibility for INC, as provided below, and upon such assumption of responsibility by Landlord, this subparagraph (b) shall apply prospectively.

             (i) Landlord shall provide Tenant access to such quantity of pairs in the Building intra-building network cable ("INC") as is determined to be available by Landlord in its reasonable discretion. Tenant's access to the INC shall be solely by arrangements made by Tenant, as Tenant may elect, directly with Pacific Bell or Landlord (or such vendor as Landlord may designate), and Tenant shall pay all reasonable charges as may be



                                      29.

imposed in connection therewith. Pacific Bell's charges shall be deemed to be reasonable. Subject to the foregoing, Landlord shall have no responsibility for providing to Tenant any telephone equipment, including wiring, within the Leased Premises or for providing telephone service or connections from the utility to the Leased Premises, except as required by law.

             (ii) Tenant shall not alter, modify, add to or disturb any telephone wiring in the Leased Premises or elsewhere in the Building without the Landlord's prior written consent, which consent shall not be unreasonably withheld. Tenant shall be liable to Landlord for any damage to the telephone wiring in the Building due to the act, negligent or otherwise, of Tenant or any employee, contractor or other agent of Tenant. Tenant shall have no access to the telephone closets within the Building, except in the manner and under procedures established by Landlord. Tenant shall promptly notify Landlord of any actual or suspected failure of telephone service to the Leased Premises.

             (iii) All costs incurred by Landlord for the installation, maintenance, repair and replacement of telephone wiring in the Building shall be a Property Maintenance Cost.

             (iv) Landlord makes no warranty as to the quality, continuity or availability of the telecommunications services in the Building, and Tenant hereby waives any claim against Landlord for any actual or consequential damages (including damages for loss of business) in the event Tenant's telecommunications services in any way are interrupted, damaged or rendered less effective, except to the extent caused by the grossly negligent or willful act or omission by Landlord, its agents or employees. Tenant acknowledges that Landlord meets its duty of care to Tenant with respect to the Building INC by contracting with a reliable third party vendor to assume responsibility for the maintenance and repair thereof (which contract shall contain provisions requiring such vendor to inspect the INC periodically (the frequency of such inspections to be determined by such vendor based on its experience and professional judgment), and requiring such vendor to meet local and federal requirements for telecommunications material and workmanship). Subject to the foregoing, Landlord shall not be liable to Tenant and Tenant waives all claims against Landlord whatsoever, whether for personal injury, property damage, loss of use of the Leased Premises, or otherwise, due to the interruption or failure of telephone services to the Leased Premises. Tenant hereby holds Landlord harmless and agrees to indemnify, protect and defend Landlord from and against any liability for any damage, loss or expense due to any failure or interruption of telephone service to the Leased Premises for any reason. Tenant agrees to obtain loss of rental insurance adequate to cover any damage, loss or expense occasioned by the interruption of telephone service.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the respective dates below set forth with the intent to be legally bound thereby as of the Effective Date of this Lease first above set forth.


                        LANDLORD:

                        MATHILDA ASSOCIATES LLC, a California limited liability company

                        By: Menlo Equities LLC, a California
                            limited liability company, Manager

Dated:__________            By: Diamant Investments LLC,
                                a Delaware limited liability company, Member

                                By:____________________________________________
                                   Richard J. Holmstrom, Managing Member



                       (SIGNATURES CONTINUED ON NEXT PAGE)





                                      30.

                                           TENANT:

                                           JUNIPER NETWORKS, INC.,
                                           a Delaware corporation


Dated:___________                          By: ________________________________
                                           Title:______________________________




Dated:___________                          By: ________________________________
                                           Title:______________________________






                                      31.

                                    EXHIBIT A

                                    SITE PLAN

                                (To be attached)














                                       1.

                                    EXHIBIT B

                                   WORK LETTER

         THIS WORK LETTER, dated June 18, 1999, is entered into by and between MATHILDA ASSOCIATES LLC ("Landlord"), and JUNIPER NETWORKS, INC., a Delaware corporation ("Tenant"). On or about the date hereof, Landlord and Tenant entered into that certain Lease (the "Lease") for certain premises (the "Leased Premises") commonly known as 1194 Mathilda Avenue, Sunnyvale, California. This Work Letter sets forth the agreement of Landlord and Tenant with respect to the improvements to be constructed in the Leased Premises. All defined terms used herein shall have the meaning set forth in the Lease, unless otherwise defined in this Work Letter.

1. CONSTRUCTION OF TENANT IMPROVEMENTS. Landlord shall, through a general contractor to be selected pursuant to Paragraph 4 of this Work Letter, furnish and install within the Building, substantially in accordance with the Work Letter, certain items of general construction as described herein (the "Tenant Improvements"). The quantities, character and manner of installation of all of the Tenant Improvements shall be subject to the limitations imposed by any applicable governmental regulations relating to conservation of energy and by applicable building codes and regulations. In addition, Tenant agrees that the Tenant Improvements shall not require Landlord to perform work which would (i) require changes to structural components of the Building or the exterior design of the Building; (ii) be incompatible with the Base Building Plans (defined below) or the use permit to be issued by the City of Sunnyvale (the "Use Permit"); or (iii) delay the completion of the Tenant Improvements beyond the Intended Delivery Date.

2. BASE BUILDING PLANS. Robinson Mills + Williams (the "Architect") has prepared building plans and specifications on behalf of Landlord described as Mathilda Research Centre "Revised Permit Issue" plans dated June 15, 1999, ("Base Building Plans") which have been approved by Tenant prior to the date hereof. Landlord hereby agrees to construct the Base Building in accordance with the Base Building Plans and the cost thereof shall not be deducted from the Tenant Improvement Allowance.

3. PREPARATION AND APPROVAL OF SPACE PLAN. Commencing on July 5, 1999, Tenant shall make its representatives available to meet with the Architect in order to begin the programming process. The Tenant shall work with the Architect to complete the programming and preliminary design for Architect's preparation of space plans (the "Space Plans"). Such Space Plans shall be approved by Tenant and submitted for Landlord's review no later than August 13, 1999. Within five
(5) business days after Landlord receives the Space Plans, Landlord shall either approve or disapprove the Space Plans. In such event, the Architect shall make the minimum changes necessary in order to correct any design problems identified by the Landlord and shall submit to Landlord and Tenant revised Space Plans, which Landlord and Tenant shall approve or disapprove within two (2) business days after receipt of the revised Space Plans. This procedure shall be repeated until the Space Plans are finally approved by Landlord and Tenant.

4. SELECTION OF CONTRACTOR. Landlord's contractor shall be the contractor selected pursuant to a procedure whereby the Space Plans are submitted to three
(3) contractors (one of which shall be LE Wentz), selected by Landlord and approved by Tenant, who are requested to each submit a proposal containing the contractor's fee and general conditions for construction of the improvements designated on the Space Plans. Landlord and Tenant shall jointly open and review the fees and general conditions and the qualifications of each contractor, and shall select the contractor reasonably acceptable to both Landlord and Tenant ("Contractor"). Landlord and Contractor shall enter into a construction contract (the "Construction Contract") consistent with the terms of the bid to construct the Tenant Improvements. The Construction Contract shall require that all subtrades be competitively bid with at least three (3) subcontractors. Tenant shall have the right to propose subcontractors to be used by the Contractor. Subcontracts shall be awarded to the lowest qualified bidder, unless otherwise agreed by Landlord and Tenant.

5. DESIGN DEVELOPMENT. As soon as possible after Landlord's approval of the Space Plans, Tenant shall commence working with the Architect to determine Tenant's design specifications and requirements, such that the Architect can incorporate such specifications and requirements into plans (the "Design Development Plans") no later than September 17, 1999. The Design Development Plans shall include specifications for mechanical, electrical, plumbing, HVAC and cabling, as developed by Architect and its subconsultants on a "design-build" basis. Within five (5) business days Landlord receives the Design Development Plans, Landlord shall either approve or disapprove the Design Development Plans. In such event, the Architect shall make the minimum changes necessary in order to correct any design problems identified by the Landlord and shall submit to Landlord and Tenant revised Design Development Plans, which Landlord and Tenant shall approve or disapprove within two (2) business days after receipt of the revised Design Development Plans. This procedure shall be repeated until the Design Development Plans are finally approved by Landlord and Tenant.

6. APPROVAL OF WORKING DRAWINGS.

         (a) After approval of the Design Development Plans and selection of the Contractor, the Architect shall prepare complete and coordinated architectural plans and specifications required for the construction of the Tenant Improvements in conformance with such Space Plans (the "Working Drawings"), and to prepare drawings and specifications for Changes (as defined below), if any, requested or required pursuant to Paragraph 8 below.

         (b) Landlord shall submit the completed and coordinated Working Drawings to Tenant for Tenant's approval. Tenant will provide written approval of the Working Drawings within five (5) business days after such submission. If Tenant disapproves any part of the submission, the disapproval shall include written instructions



                                       1.

adequate for the Architect to revise the Working Drawings. Such revisions shall be subject to Landlord's approval, which shall not be unreasonably withheld. Tenant will finally approve the revised Working Drawings within five (5) business days after submission thereof to Tenant. If Tenant's instructions necessitate (i) revisions to the Working Drawings (as originally submitted) which do not conform with the Design Development Plans, or (ii) a change of scope relative to the Space Plans, the costs incurred by Landlord as a result of such instructions (including, without limitation, the cost of revising the Working Drawings) shall be promptly borne and paid by Tenant upon demand by Landlord.

         (c) If Tenant fails to approve the Working Drawings within the applicable periods set forth in subparagraph 5(b) above, then (A) Landlord shall not be obligated to commence construction of the Tenant Improvements, (B) Tenant shall be responsible for any resulting delay, and the cost of such delay, in Landlord's completion of the Tenant Improvements and delivery of the Leased Premises, and (C) any such delay shall be deemed a Tenant Delay (as defined below).

7. COST OF TENANT IMPROVEMENTS. Unless specified otherwise herein, Landlord shall bear and pay the cost of the Tenant Improvements (which cost shall include, without limitation, the costs of construction, the cost of permits and permit expediting, and all architectural and engineering services obtained by Landlord in connection with the Tenant Improvements, the Contractor's fees, Landlord's fee for construction administration in an amount equal to the amount charged by any construction manager retained by Landlord (the "Construction Manager") up to a maximum of $7,215,750 (the "Tenant Improvement Allowance"). The Tenant Improvement Allowance shall be utilized only for building improvements to the Building (and Tenant's architect fees), and not for signage, furniture costs, any third party consulting or contracting fees, any telecom/cabling costs, or any other purpose. Tenant shall bear and pay the cost of the Tenant Improvements (including but not limited to all of the foregoing fees and costs) in excess of the Tenant Improvement Allowance, if any. The cost of the Tenant Improvements shall exclude the cost of furniture, fixtures and inventory and other items of Tenant's Work (as defined below). Notwithstanding the foregoing, the Tenant Improvement Allowance shall not be used for (and Tenant shall have no responsibility for) the following costs except to the extent any of the foregoing are caused by Tenant, are due to Tenant Delays or result from the failure of Tenant to comply with the terms of the Lease or this Work Letter: (1) Property Maintenance Costs prior to the Delivery Date; (2) charges for overtime, except to the extent approved by Tenant; (3) costs to correct construction defects; (4) costs incurred to enforce contracts or cure contractor or subcontractor defaults (including legal fees); or (5) principal or interest on construction loan obtained by Landlord for construction of the Tenant Improvements.

8. CHANGES.

         (a) Any request by Tenant for a change in the Tenant Improvements after approval of the Final Plans (a "Change") shall be accompanied by all information necessary to clearly identify and explain the proposed Change. As soon as practicable after receipt of such an Estimate Request form, Landlord shall notify Tenant of the estimated cost of such Change as well as the estimated increase in construction time caused by the Change, if any. Tenant shall approve in writing such estimates within two (2) business days after receipt of Landlord's notice. Upon receipt of such written request, Landlord shall be authorized to cause the Contractor to proceed with the implementation of the requested Change.

         (b) The increased cost and time, as determined by Landlord, of all Changes, including the cost of architectural and engineering services required to revise the Working Drawings to reflect such Changes, the Contractor's overhead and fee, and Landlord's fee for construction administration services, shall be treated as costs of the Tenant Improvements, and shall be as determined by Landlord upon completion of the Tenant Improvements, subject only to Landlord's furnishing to Tenant appropriate back-up information from the Contractor concerning the increased costs and increased construction time.

9. TENANT'S WORK. Landlord and Tenant acknowledge and agree that certain work required for Tenant's occupancy of the Leased Premises, including but not limited to the procurement and installation of furniture, fixtures, equipment, artwork and interior signage are beyond the scope of the Tenant Improvements and shall be performed by Tenant or its contractors at Tenant's sole cost and expense. All such work ("Tenant's Work") shall be subject to Landlord's prior written approval. Tenant shall adopt a construction schedule for Tenant's Work in conformance with the Contractor's schedule, and shall perform Tenant's Work in such a way as not to hinder or delay the operations of Landlord or the Contractor in the Building. Any costs incurred by Landlord as a result of any interference with Landlord's operations by Tenant or its contractors shall be promptly paid by Tenant to Landlord upon demand. Landlord shall make all reasonable efforts to notify Tenant of any such interference of which Landlord has actual knowledge, but failure to provide such notice shall in no way limit Landlord's right to demand payment for such costs. Tenant's contractors shall be subject to Landlord's prior written approval, and to the administrative supervision of the Contractor. Tenant's Work shall comply with all of the following requirements:

         (a) Tenant's Work shall not proceed until Landlord has approved in writing: (i) Tenant's contractors, (ii) proof of the amount and coverage of public liability and property damage insurance carried by Tenant's contractors in the form of an endorsed insurance certificate naming Landlord, the Contractor, and the agents of Landlord and the Contractor as additional insureds, in an amount not less than two million dollars, and (iii) complete and detailed plans and specifications for Tenant's Work.



                                       2.

         (b) Tenant's Work shall be performed in conformity with a valid permit when required, a copy of which shall be furnished to Landlord before such work is commenced. In any event, all Tenant's Work shall comply with all applicable laws, codes and ordinances of any governmental entity having jurisdiction over the Building. Landlord shall have no responsibility for Tenant's failure to comply with such applicable laws. Any and all delay in obtaining a certificate of occupancy due to Tenant's vendors is the responsibility of Tenant and shall be a Tenant Delay.

         (c) In connection with Tenant's Work (e.g., delivering or installing furniture or equipment to the second floor of the Leased Premises), Tenant or its contractors shall arrange for any necessary hoisting or elevator service with Landlord and shall pay such reasonable costs for such services as may be charged by Landlord.

         (d) Tenant shall promptly pay Landlord upon demand for any extra expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, by reason of damage to existing work caused by Tenant or its contractors, or by reason of inadequate cleanup by Tenant or its contractors.

10. COMPLETION; TENANT DELAY.

         (a) As used herein, the term "Substantial Completion of the Tenant Improvements" shall be deemed to mean the date when all of the following shall have occurred: (i) Landlord shall have delivered to Tenant a certificate of occupancy issued by the City of Sunnyvale for the Leased Premises, or Tenant may legally occupy the Leased Premises for the operation of its business without violating any law or regulation or voiding or adversely affecting its insurance coverage, whether pursuant to a temporary certificate of occupancy or otherwise; and (ii) Landlord shall have substantially completed construction of the Base Building substantially in accordance with the Base Building Plans and all Tenant Improvements substantially in accordance with the Final Plans, subject only to the completion of reasonable punch list items, which, in the absence of manifest error, shall be established by a certificate executed by Landlord's architect certifying that such state of completion has been achieved. Without limiting the generality of the foregoing, "Substantial Completion of the Tenant Improvements" shall not be deemed to have been achieved unless and until (i) the building systems, including roof, plumbing, HVAC, sprinkler, electrical (including panels and outlets), doors (both personnel and shipping), lighting, ceiling tiles, and window coverings are in good working order, (ii) the interior and exterior of the Building are in compliance with all applicable Laws, (iii) all debris and clutter has been removed from the Leased Premises and final cleanup completed,
(iv) exterior windows are washed inside and out, and (v) parking lot and landscaping are in good condition and free of debris, clutter and all construction equipment. After substantial completion of the Tenant Improvements and delivery of the Leased Premises to Tenant, Landlord and Tenant shall execute a Lease Commencement Date Certificate in the form attached as Exhibit "C" to the Lease.

         (b) If Landlord shall be delayed in substantially completing the Tenant Improvements as a result of:

             (i) Tenant's failure to furnish the information, instructions and plans required in paragraph 3 or approve the Working Drawings, within the applicable time periods specified in paragraph 5; or

             (ii) Any changes in the scope of the Tenant Improvements from that set forth in the Space Plans, or any Changes to the Final Plans requested by Tenant after approval thereof pursuant to paragraph 7; or

             (iii) Any interruption or interference in Landlord's construction of the Tenant Improvements caused by Tenant, its contractors or its vendors; or

             (iv) Tenant's failure to timely pay any amounts which Tenant is obligated to pay under this Work Letter; or

             (v) Any other act, neglect, failure or omission of Tenant, its agents, employees or contractors (items (i) through (v) above being collectively referred to as "Tenant Delays");

then the date upon which the payment of rental under the Lease, shall commence shall be advanced by the cumulative duration of such Tenant Delays.

11. CONSTRUCTION WARRANTY. Landlord shall construct the Tenant Improvements substantially in accordance with this Work Letter and the Final Plans, all Laws and Private Restrictions, and in a good and workmanlike manner, and all materials and equipment furnished will substantially conform to said plans and shall be new and otherwise of good quality. Landlord's Contractor and subcontractors shall be responsible for the correction of defects in design, workmanship, materials and equipment supplied, and the cost of correction shall not be charged against the Tenant Improvement Allowance or be a Property Maintenance Expense.

12. OWNERSHIP OF TENANT IMPROVEMENTS. All of the Tenant Improvements which are constructed with the Tenant Improvement Allowance shall become the property of Landlord upon installation and shall not be removed or altered by Tenant, except to the extent permitted by the Lease. Any part of the Tenant Improvements which are constructed by Landlord with funds of Tenant shall become the property of Tenant upon installation and Tenant shall have the right to depreciate and claim and collect investment tax credits in such improvements; provided, however, that
(i) Tenant shall not remove or alter such improvements except in accordance with the terms of the Lease; (ii) such improvements shall be surrendered to Landlord, and title to such improvements shall vest in



                                       3.

Landlord, at the expiration or earlier termination of the Lease Term; and (iii) in no event shall Landlord have any obligation to pay Tenant for the cost or value of such improvements. As soon as reasonably practicable, Landlord and Tenant shall agree in writing which of such improvements are to be constructed using the Tenant Improvement Allowance (and therefore are Landlord's property) and which of them are to be installed with Tenant's funds (and therefore are Tenant's property) during the Lease Term.



         IN WITNESS WHEREOF, Landlord and Tenant have executed this Work Letter as of the respective dates set forth below.


                        LANDLORD:

                        MATHILDA ASSOCIATES LLC, a California limited liability company

                        By: Menlo Equities LLC, a California
                            limited liability company, Manager

Dated:__________            By: Diamant Investments LLC,
                                a Delaware limited liability company, Member

                                By:____________________________________________
                                   Richard J. Holmstrom, Managing Member



                       (SIGNATURES CONTINUED ON NEXT PAGE)





                                       4.

                                           TENANT:

                                           JUNIPER NETWORKS, INC.,
                                           a Delaware corporation


Dated:___________                          By:_________________________________
                                           Title:______________________________




Dated:___________                          By:_________________________________
                                           Title:______________________________







                                       5.

                                    EXHIBIT C

                       LEASE COMMENCEMENT DATE CERTIFICATE


This Lease Commencement Date Certificate is entered into by Landlord and Tenant pursuant to the Work Letter attached as Exhibit B to the Lease.

1.       (a)      Landlord:           Mathilda Associates LLC, a California
                                      limited liability company

         (b)      Tenant:             Juniper Networks, Inc.,
                                      a Delaware corporation
         (c)      Lease:              Lease dated June 18, 1999 between
                                      Landlord and Tenant.
         (d)      Leased Premises:    1194 Mathilda Avenue, Sunnyvale,
                                      California

2.       CONFIRMATION OF LEASE COMMENCEMENT.

         Landlord and Tenant confirm that the Lease Commencement Date is ____________ and the Expiration Date is ______________ and that Article 1 of the Lease is amended accordingly.

         Landlord and Tenant have executed this Lease Commencement Date Certificate as of the dates set forth below.


                                 LANDLORD:

                                 MATHILDA ASSOCIATES LLC,
                                 a California limited liability company

                                 By: Menlo Equities LLC,
                                     a California limited liability company

Dated:__________                     By:____________________________ Member


                                 TENANT:

                                 JUNIPER NETWORKS, INC., a Delaware corporation


Dated:__________                 By:___________________________________________
                                 Title:________________________________________



Dated:__________                 By:___________________________________________
                                 Title:________________________________________




                                       1.

                                    EXHIBIT D

                          FORM OF ESTOPPEL CERTIFICATE



____________________ , 19____



_____________________________
_____________________________
_____________________________
_____________________________



Re       1194 Mathilda Avenue
         Sunnyvale, California

Ladies and Gentlemen:

Reference is made to that certain Lease, dated as of June 18, 1999, between MATHILDA ASSOCIATES LLC, a California limited liability company ("Landlord"), and the undersigned (herein referred to as the "Lease"). A copy of the Lease [and all amendment thereto] is[are] attached hereto as EXHIBIT A. At the request of Landlord in connection with [ State reasons for request for estoppel certificate ], the undersigned hereby certifies to Landlord and to [ State names of other parties requiring certification ] and each of your respective successors and assigns as follows:

         1. The undersigned is the tenant under the Lease.

         2. The Lease is in full force and effect and has not been amended, modified, supplemented or superseded except as indicated in Exhibit A.

         3. There is no defense, offset, claim or counterclaim by or in favor of the undersigned against Landlord under the Lease or against the obligations of the undersigned under the Lease. The undersigned has no renewal, extension or expansion option, no right of first offer or right of first refusal and no other similar right to renew or extend the term of the Lease or expand the property demised thereunder except as may be expressly set forth in the Lease.

         4. The undersigned is not aware of any default now existing of the undersigned or of Landlord under the Lease, nor of any event which with notice or the passage of time or both would constitute a default of the undersigned or of Landlord under the Lease except____________________________________________.

         5. The undersigned has not received notice of a prior transfer, assignment, hypothecation or pledge by Landlord of any of Landlord's interest in the Lease.

         6. The monthly rent due under the Lease is $____________ and has been paid through __________________, and all additional rent due and payable under the Lease has been paid through _________________.

         7. The term of the Lease commenced on __________________, and expires on ___________________, unless sooner terminated pursuant to the provisions of the Lease. Landlord has performed all work required by the Lease for the undersigned's initial occupancy of the demised property.

         8. The undersigned has deposited the sum of $____________ with Landlord as security for the performance of its obligations as tenant under the Lease, and no portion of such deposit has been applied by Landlord to any obligation under the Lease.

         9. Except as set forth in the Lease, there is no free rent period pending, nor is Tenant entitled to any Landlord's contribution.

         The above certifications are made to Landlord and Lender knowing that Landlord and Lender will rely thereon in accepting an assignment of the Lease.


Very truly yours,


JUNIPER NETWORKS, INC., a Delaware corporation


By:___________________________________________
Name:_________________________________________
Title:________________________________________



                                       1.

                                    EXHIBIT E

                            FORM OF LETTER OF CREDIT



Date:   ____________________, 1999
Irrevocable Standby Letter of Credit Number:  ____________


Beneficiary:                                Applicant:

Mathilda Associates LLC                     Juniper Networks, Inc.
525 University Avenue, Suite 100            __________________________________
Palo Alto, California  94301                __________________________________
                                            __________________________________


                                            Amount:

                                            USD $4,329,450.00
                                            (FOUR MILLION THREE HUNDRED
                                            TWENTY-NINE THOUSAND FOUR HUNDRED
                                            FIFTY AND 00/100 U.S. DOLLARS)


                                            Expiration:  _____________________


We hereby establish our Irrevocable Standby Letter of Credit No. _______________ in your favor for the account of ______________________________________________,
____________________________, on behalf of______________________________________
_________________________________, available for drawings for up to an aggregate amount of U.S. $4,329,450.00 (FOUR MILLION THREE HUNDRED TWENTY-NINE THOUSAND FOUR HUNDRED FIFTY AND 00/100 U.S. DOLLARS). This Letter of Credit is available by payment upon your draft drawn at sight on us, submitted at the office of ____________________________________________________________, Attention: Letter
of Credit Services, and expires at our close of business on the expiration date or any automatically extended expiration date as hereinafter set forth.

This Letter of Credit shall expire on ________________________, but such expiration date shall be automatically extended for a period of one (1) year on ______________________ and on each successive expiration date, unless at least sixty (60) days before the current expiration date we notify you by overnight courier that this Letter of Credit is not extended beyond the current expiration date. In the event you are so notified, any unused portion of the Letter of Credit shall be available upon presentation of a sight draft by Mathilda Associates LLC, within the current expiration date.

We give our undertaking to the Beneficiary that sums drawn under and in compliance with the terms of this Letter of Credit will be duly honored by our bank on presentation of drawings in accordance with the terms of this credit.

This Letter of Credit is transferable by the Beneficiary. Transfer of this Letter of Credit is subject to our consent and receipt of Beneficiary's instructions in the form attached hereto as Exhibit A accompanied by the original Letter of Credit and amendment(s) if any. Cost or expenses of such transfer shall be for the account of the Beneficiary.

This Letter of Credit is subject to the Uniform Customs and Practices for Documentary Credits (1993 Revision) International Chamber of Commerce Publication No. 500 and engages us to the terms herein.


                                                       Yours very truly,


                                                       Authorized Signature
                                                       Letter of Credit Services
                                                       (_____) _________________



                                       1.

                                    EXHIBIT A


_____________________________________
_____________________________________
_____________________________________
_____________________________________


Attention: Letter of Credit Services


               Re: Irrevocable Letter of Credit No. ______________


Dear Sirs:

         The undersigned acknowledges receipt of your advice No.
____________________ of a credit issued in our favor, the terms of which are satisfactory. We now return the original advice of the said credit with all amendments and extensions, if any, and hereby irrevocably transfer the said credit and all amendments and extensions thereof, if any, to:


                   __________________________________________
                              [Name of Transferee]


                   __________________________________________
                                    [Address]

         You are to inform the transferee of this transfer and such transferee shall have sole rights as beneficiary under the credit, including any amendments, extension or increases thereof, without notice to or further assent from us.


                                    Yours very truly,


                                    By:_________________________________________
                                    (The above signature with title as stated
                                    with that on file with us and is authorized
                                    for execution of this instrument.)



                                    ____________________________________________
                                                     (Bank)





                                       2.

                                    EXHIBIT F

                             FORM OF LANDLORD WAIVER



         THIS LANDLORD WAIVER (this "Waiver") dated _______________, 19__, is entered into by and between MATHILDA ASSOCIATES LLC, a California limited liability company ("Landlord") and ___________________ ("Secured Party").

                                    RECITALS

         WHEREAS, Landlord is the owner and landlord of the premises described as 1194 Mathilda Avenue, Sunnyvale, California (the "Property"); and

         WHEREAS, Landlord and Juniper Networks, Inc. ("Tenant") have entered into that certain lease dated June 18, 1999 (as previously and/or hereafter amended, the "Real Property Lease") pursuant to which Tenant has leased approximately 144,315 square feet of space at the Property (the "Premises"); and

         WHEREAS, Tenant has entered into an equipment lease and/or financing agreement pursuant to which Tenant has granted a security interest in the personal property described on Schedule 1 attached hereto (the "Personal Property") to Secured Party under that certain [Equipment Lease and/or Financing Agreement] between Tenant and Secured Party dated __________ (the "Financing Agreement"); and

         WHEREAS, Secured Party and Landlord desire to establish their respective rights regarding the Personal Property and Secured Party's access to the Premises;

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. During the term of the Real Property Lease, and subject to Landlord's interest in the Personal Property, if any, at the expiration or earlier termination of the Real Property Lease, the Personal Property shall remain personal property and severable from the Premises and shall not become part of the Premises or construed as a fixture at the Premises to the extent that the Tenant Improvement Allowance (as defined in the Real Property Lease) has not been utilized to pay for the Personal Property or the financing thereof.

         2. So long as Tenant occupies the Premises and is not in default under the Real Property Lease, Secured Party may enter the Premises at any time or from time to time upon reasonable written notice to Landlord and in compliance with the terms of the Financing Agreement for purposes of inspecting and/or removing any and all of the Personal Property in the exercise of its rights and remedies arising from the Financing Agreement. In the event of a default by Tenant under the Real Property Lease, Secured Party shall obtain Landlord's prior written consent prior to entering the Premises.

         3. Landlord shall notify Secured Party in the event the Personal Property remains at the Premises after either (i) Tenant is evicted from the Premises or (ii) Tenant abandons (as opposed to vacates) the Premises prior to the expiration of the Real Property Lease. Secured Party shall have 15 days to remove the Personal Property from the Premises after notification of such action from Landlord. If Secured Party has not removed the Personal Property within such 15 day period, Landlord shall have all rights regarding the Personal Property accorded to it by law and/or pursuant to the Real Property Lease and Secured Party shall have no further rights regarding such Personal Property. After Tenant has abandoned or been evicted from the Premises, Secured Party shall be liable for holdover rent for the total amount of time the Personal Property remains at the Premises after such eviction or abandonment. For purposes hereof, "holdover rent" shall mean 200% of the rent in effect under the Real Property Lease for the period immediately prior to such vacation or eviction.

         4. If Secured Party exercises its right to remove the Personal Property from the Premises as provided herein, Secured Party shall repair any damage to the Premises caused by such removal. Landlord shall have the right to require Secured Party to post a bond acceptable to Landlord to cover the potential cost of such repair prior to removing any such Personal Property.

         5. No auction or sale of the Personal Property shall be conducted by Secured Party from the Premises without Landlord's prior written consent, which consent Landlord may withhold in Landlord's sole and absolute discretion.

         6. This waiver shall be binding upon the heirs, administrators, executors, successors and assigns of the Landlord, and shall inure to the benefit of the successors and assigns of the Secured Party.



                                       1.

         IN WITNESS WHEREOF, the parties hereto have executed, sealed and delivered this Waiver this __________ day of ________________, 199__.



                                     MATHILDA ASSOCIATES LLC,
                                     a California limited liability company

                                     By: Menlo Equities LLC,
                                         a California limited liability company

                                         By:____________________________ Member


                                     SECURED PARTY:


                                     By:_______________________________________
                                     Title:____________________________________


                                     By:_______________________________________
                                     Title:____________________________________






                                       2.

                                   SCHEDULE 1

                                PERSONAL PROPERTY





                                       3.